                                                                    EXHIBIT 99.2




===============================================================================



                              SETTLEMENT AGREEMENT

                                 by and between

                                HERBERT H. HAFT

                                      and

                             DART GROUP CORPORATION


                        (SUBJECT TO ARTICLE VIII HEREOF)

                                    -------

                          Dated as of October 16, 1997



===============================================================================

                               TABLE OF CONTENTS

                                                                                                                            PAGE
                                                                                                                            ----
ARTICLE I
DEFINITIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  2
        SECTION 1.1.     Definitions.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  2
                         -----------

ARTICLE II
IMMEDIATE EFFECTIVENESS IN PART; VARIOUS TRANSACTIONS, ON AND AFTER CLOSING . . . . . . . . . . . . . . . . . . . . . . . . .  6
        SECTION 2.1.     Certain Matters.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  6
                         ---------------
        SECTION 2.2.     Closing Date Transactions.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 13
                         -------------------------

ARTICLE III
CONDITIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 19
        SECTION 3.1.     Closing Process; Interrelationship of Settlements.   . . . . . . . . . . . . . . . . . . . . . . . . 19
                         -------------------------------------------------
        SECTION 3.2.     Closing  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 20
                         -------
        SECTION 3.3.     Conditions Precedent to Dart's Obligation
                         -----------------------------------------
                         to Close . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 20
                         --------
        SECTION 3.4.     Conditions Precedent to HHH's Obligations
                         -----------------------------------------
                         to Close . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 24
                         --------

ARTICLE IV
REPRESENTATIONS AND WARRANTIES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 26
        SECTION 4.1.     Representations and Warranties of HHH  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 26
                         -------------------------------------
        SECTION 4.2.     Representations and Warranties of Dart   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 29
                         --------------------------------------
        SECTION 4.3.     Additional Covenants   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 30
                         --------------------
ARTICLE V
COOPERATION; OTHER MATTERS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 31
        SECTION 5.1.     Pending Litigation.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 31
                         ------------------
        SECTION 5.2.     New Litigation   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 32
                         --------------
        SECTION 5.3.     Cooperation and Support  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 32
                         -----------------------
        SECTION 5.4.     Further Assurances   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 34
                         ------------------
        SECTION 5.5.     Liquidation Distributions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 34
                         -------------------------

ARTICLE VI
INDEMNIFICATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 35
        SECTION 6.1.     Indemnification by HHH   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 35
                         ----------------------
        SECTION 6.2.     Indemnification by Dart  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 35
                         -----------------------

                                                                                                                            PAGE
                                                                                                                            ----
        SECTION 6.3.     Indemnification Procedure  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 35
                         -------------------------
        SECTION 6.4.     Remedies to be Cumulative  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 36
                         -------------------------
ARTICLE VII
MISCELLANEOUS   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 36
        SECTION 7.1.     Payments   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 36
                         --------
        SECTION 7.2.     Expenses . .   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 36
                         --------
        SECTION 7.3.     Drafting Party   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 36
                         --------------
        SECTION 7.4.     Notices  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 37
                         -------
        SECTION 7.5.     Amendment and Waivers  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 38
                         ---------------------
        SECTION 7.6.     Severability   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 38
                         ------------
        SECTION 7.7.     Survival of Representations and
                         -------------------------------
                         Warranties . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 38
                         ----------
        SECTION 7.8.     Governing Law  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 38
                         -------------
        SECTION 7.9.     Counterparts   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 38
                         ------------
        SECTION 7.10.    Successors   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 39
                         ----------
        SECTION 7.11.    Specific Performance; Remedies   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 39
                         ------------------------------
        SECTION 7.12.    Termination  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 39
                         -----------
        SECTION 7.13.    Time   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 40
                         ----
        SECTION 7.14.    Assignment   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 40
                         ----------
        SECTION 7.15.    Third Parties  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 40
                         -------------

ARTICLE VIII  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 40
        SECTION 8.1.     Limited Right of Dart to Terminate
                         ----------------------------------
                         Agreement  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 40
                         ---------
        SECTION 8.2.     HHH Bound. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 41
                         ---------

                          SETTLEMENT AGREEMENT BETWEEN
                   DART GROUP CORPORATION AND HERBERT H. HAFT


----------------------------------------------------------------------------------------------------------------------
                                                 INDEX OF EXHIBITS
----------------------------------------------------------------------------------------------------------------------
Exhibit No.                         Description                                          Section Reference
----------------------------------------------------------------------------------------------------------------------
 1               HHH Stock Ownership                                                    Recital
----------------------------------------------------------------------------------------------------------------------
 2               Pending Litigation                                                     Recital
----------------------------------------------------------------------------------------------------------------------
 3               CPI Debtors                                                            Recital
----------------------------------------------------------------------------------------------------------------------
 4               Form of Assignment of Warehouse Interests                              Section 1.1
----------------------------------------------------------------------------------------------------------------------
 5               Form of Limited-Purpose Power of Attorney                              Section 1.1
----------------------------------------------------------------------------------------------------------------------
 6               List of Motor Vehicles                                                 Section 1.1
----------------------------------------------------------------------------------------------------------------------
 7               Pre-closing Administrative Assistant and Chauffeur Services for HHH    Section 2.1(a)(i)
----------------------------------------------------------------------------------------------------------------------
 8A              Form of Arthur Andersen Letter Upon Signing                            Section 2.1(a)(ii)
----------------------------------------------------------------------------------------------------------------------
 8B              Form of Arthur Andersen Letter Upon Closing                            Section 2.1(a)(ii)
----------------------------------------------------------------------------------------------------------------------
 9               Personal Effects                                                       Section 2.1(a)(iii)
----------------------------------------------------------------------------------------------------------------------
 10              Form of Termination of Employment Agreement                            Sections 2.1(b), 3.3(m)
----------------------------------------------------------------------------------------------------------------------
 11              Form of Assignment, Waiver, Consent and Disclaimer                     Section 2.1(e)
----------------------------------------------------------------------------------------------------------------------
 12              Form of Assignment of Shares                                           Sections 2.2(a)(ii),
                                                                                        3.3(f), 3.3(j)
----------------------------------------------------------------------------------------------------------------------
 13              Form of Options Renunciation                                           Sections 2.2(a), 3.3(g)
----------------------------------------------------------------------------------------------------------------------
 14              Form of Mutual Release                                                 Section 2.2(a)(v), 2.2(b)(v)
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
 15              Form of Proxy Renunciation                                             Section 2.2(a)(vi)
----------------------------------------------------------------------------------------------------------------------
 16              Form of Letter of Resignation                                          Sections 2.2(a)(ix), 3.3(1)
----------------------------------------------------------------------------------------------------------------------
 17              Form of Estoppel Certificates                                          Sections 2.2(a) (x), 2.2(b)(iii)
----------------------------------------------------------------------------------------------------------------------
 18              Form of HHH Closing Representation Certificate                         Section 2.2(a)(xi)
----------------------------------------------------------------------------------------------------------------------
 19              Form of Release of Indemnification Contribution                        Section 2.2(a)(xii)
----------------------------------------------------------------------------------------------------------------------
 20              Tax Withholding                                                        Sections 2.2(b), 3.4(c)
----------------------------------------------------------------------------------------------------------------------
 21              Form of Promissory Note                                                Sections 2.2(b) (i) (A) - (C)
----------------------------------------------------------------------------------------------------------------------
 22              Form of Pledge Agreement                                               Sections 2.2(b)(i) (D) - (F)
----------------------------------------------------------------------------------------------------------------------
 23              Life Insurance Policies                                                Section 2.2(b)(vi)
----------------------------------------------------------------------------------------------------------------------
 24              Form of Dart Closing Representation Certificate                        Section 2.2(b)(ix)
----------------------------------------------------------------------------------------------------------------------
 25              Form of Total Beverage Option                                          Section 2.2 (b)(x)
----------------------------------------------------------------------------------------------------------------------
 26              Exceptions to HHH Representations and Warranties                       Sections 4.1(b),
                                                                                        4.1(c), 4.1(d),
                                                                                        4.1(f), 4.1(g),
                                                                                        4.1(h)
----------------------------------------------------------------------------------------------------------------------
 27              Exceptions to Dart Representations and Warranties                      Sections 4.2(c), 4.2(d), 4.2(e)
----------------------------------------------------------------------------------------------------------------------
 28              Form of Acknowledgment of Agreement and Representation by Counsel      Section 3.3(n)
----------------------------------------------------------------------------------------------------------------------
 29              [Intentionally Omitted]                                                [Intentionally Omitted]
----------------------------------------------------------------------------------------------------------------------

                              SETTLEMENT AGREEMENT

        THIS SETTLEMENT AGREEMENT (this "Agreement") dated as of October 16, 1997, by and between HERBERT H. HAFT ("HHH") and DART GROUP CORPORATION, a Delaware corporation ("Dart").

                                  WITNESSETH:

        WHEREAS, HHH owns the number of shares of stock of Dart and Dart Affiliates and options to purchase the number of shares of stock of Dart and Dart Affiliates, in each case as set forth on EXHIBIT 1;

        WHEREAS, HHH is a director of Dart, is the Chief Executive Officer of Dart pursuant to an Employment Agreement effective as of April 1, 1974 between HHH and Dart (as amended, the "Employment Agreement") and is a director of Dart and a director and officer of various Dart Affiliates;

        WHEREAS, HHH and Dart are parties to the pending cases identified on
EXHIBIT 2 (the "Pending Litigation");

        WHEREAS, Ronald S. Haft ("RSH") and Dart have entered into a Settlement Agreement dated as of October 6, 1995 (the "Dart/RSH Settlement Agreement");

        WHEREAS, Dart and certain of its subsidiaries, Crown Books Corporation, Trak Auto Corporation, Dart/SFW Corp., SFW Holding Corp. and Shoppers Food Warehouse Corp., have closed a settlement agreement with Robert M. Haft, Gloria
G. Haft and Linda G. Haft pursuant to which such individuals agree, among other things, to sell all of their Dart B Shares (as defined herein) to Dart (the "Dart/Other Hafts Settlement Agreement");

        WHEREAS, RSH and Dart have (or are expected to have) entered into a First Supplemental Settlement Agreement (the "Dart/RSH First Supplemental Agreement"), setting forth certain agreements and transactions between them in connection with the Dart/Other Hafts Settlement Agreement;

        WHEREAS, RSH and Dart have (or are expected to have) entered into a Second Supplemental Settlement Agreement (the "Dart/RSH Second Supplemental Agreement") setting forth certain agreements and transactions between them in connection with this Agreement;

        WHEREAS, HHH and RSH entered into a Settlement Agreement dated as of August 16, 1996, which has subsequently been amended by a First Amendment dated August 19, 1996 and a Second Amendment dated April 23, 1997;

        WHEREAS, the Persons listed on EXHIBIT 3 (the "CPI Debtors") are debtors in Chapter 11 cases (the "Chapter 11 Cases") pending in the Bankruptcy Court (as defined below);

        WHEREAS, HHH and Dart wish to terminate the Employment Agreement and settle the Pending Litigation and all other disputes as between HHH on the one hand and Dart and the Dart Affiliates on the other on the terms and conditions set forth in this Agreement;

        NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, the parties hereto agree as follows:

                                   ARTICLE I

                                  DEFINITIONS

        SECTION 1.1. Definitions. The following terms, as used herein, have the following meanings:

        "Acquisition Company" is defined in SECTION 2.1(d)(i).

        "Affiliate" means, as to any Person, any Person controlled by such Person.

        "Agreement" has the meaning set forth in the recitals.

        "Assets" has the meaning set forth in SECTION 4.1(d) hereof.

        "Assignment of Warehouse Interests" means an instrument substantially in the form of EXHIBIT 4 to be executed and delivered by HHH to Dart, relating to the assignment and transfer of the HHH Warehouse/Office Building Interests.

        "Bankruptcy Code" means the United States Bankruptcy Code, 11 U.S.C.
Section 101 et seq., as in effect from time to time.

        "Bankruptcy Court" means the United States Bankruptcy Court for the District of Maryland (through authority delegated to it by the United States District Court for the District of Maryland), or any court or tribunal subsequently constituted to adjudicate matters arising under the Bankruptcy Code or any successor bankruptcy laws promulgated by the Congress of the United States and which assumes jurisdiction over the Chapter 11 Cases.

        "Business Day" means any day that is not a Saturday, a Sunday or a United States federal holiday.

        "Chapter 11 Cases" has the meaning set forth in the recitals.

        "Closing" has the meaning set forth in SECTION 3.2.

        "Closing Date" means the date of the Closing.

        "Contingency" has the meaning set forth in SECTION 2(a)(i)(B).

        "Costs" has the meaning set forth in SECTION 6.1.

        "CPI" means Combined Properties, Incorporated, a District of Columbia corporation.

        "CPI Debtors" has the meaning set forth in the recitals.

        "Crown" means Crown Books Corporation, a Delaware corporation.

        "Dart" has the meaning set forth in the recitals.

        "Dart A Shares" means the shares of Dart's Class A Common Stock, par value $1.00 per share.

        "Dart Affiliate" means each direct and indirect subsidiary of Dart, except for any subsidiary whose primary function is the direct or indirect ownership of any one or more of the properties known as 3301 Pennsy Drive, Seventy-Fifth Avenue Headquarters (including the so-called Wooded Lot), Bridgeview Warehouse, Trak Ontario Warehouse, and Pennsy Drive Warehouses II, III and III Addition.

        "Dart B Shares" means shares of Dart's Class B Common Stock, par value $1.00 per share.

        "Dart B Share Proxy" means the Irrevocable Proxy dated July 28, 1993 granted by RSH to HHH in respect of 172,730 Dart B Shares.

        "Dart Indemnitees" has the meaning set forth in SECTION 6.1.

        "Dart/Other Hafts Agreement" has the meaning set forth in the recitals.

        "Dart/RSH Settlement Agreement" has the meaning set forth in the recitals.

        "Dart/RSH First Supplemental Agreement" has the meaning set forth in the recitals.

        "Dart/RSH Second Supplemental Agreement" has the meaning set forth in the recitals.

        "DPW" means Davis Polk & Wardwell.

        "Employment Agreement" has the meaning set forth in the recitals.

        "Escrow Agent" means Settlementcorp, as escrow agent under the Escrow Agreement.

        "Escrow Agreement" means the Escrow Agreement [$11.6 Million] dated as of October 6, 1995 among RSH, Dart and Settlementcorp.

        "Exchange Act" means the Securities Exchange Act of 1934, as amended.

        "GGH" means Gloria G. Haft.

        "HHH" has the meaning set forth in the recitals.

        "HHH Indemnitees" has the meaning set forth in SECTION 6.2.

        "HHH Warehouse/Office Building Interests" means any and all right, title and interest, direct or indirect, of HHH in and to those certain properties known as Seventy-Fifth Avenue Headquarters, the so-called Wooded Lot in Landover, Maryland, Bridgeview Warehouse, Trak Ontario Warehouse, Pennsy Drive Warehouse I, and Pennsy Drive Warehouses II, III and III Addition, and any partnerships or other entities owning direct or indirect interests in said properties, including, without limitation, HHH's general and limited partnership interests in 3301 Pennsy Drive Associates Limited Partnership, a Maryland limited partnership.

        "Indemnification Agreement" means the Indemnification Agreement dated September 21, 1994 between HHH and Dart.

        "Indemnified Party" has the meaning set forth in SECTION 6.3.

        "Indemnifying Party" has the meaning set forth in SECTION 6.3.

        "June Note" has the meaning set forth in SECTION 2.2(b)(i)(B).

        "LGH" means Linda G. Haft.

        "Liens" has the meaning set forth in SECTION 4.1(d).

        "Limited-Purpose Power of Attorney" means the Limited-Purpose Power of Attorney in the form of EXHIBIT 5 hereto.

        "Options" has the meaning set forth in SECTION 3.3(h).

        "Other Plans of Reorganization" is defined in SECTION 3.3(b)(i).

        "Person" means an individual, a corporation, a partnership, a limited liability company, an association, a trust or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

        "Pending Litigation" has the meaning set forth in the recitals.

        "Plan of Reorganization" means the Fourth Revised Amended Joint Plan or Reorganization confirmed by the Bankruptcy Court by order entered on July 15, 1997, in Case no. 95-1-3122-DK and certain jointly administered cases.

        "Pledged Class A Shares" has the meaning set forth in SECTION 2.2(b)(i)(D).

        "RMH" means Robert M. Haft.

        "RSH" has the meaning set forth in the recitals.

        "RSH Note" means the Promissory Note dated July 28, 1993 executed by RSH in favor of HHH in the principal amount of $11,054,720.

        "Settlement Documents" means this Agreement and the documents and undertakings delivered at the Closing, including without limitation the releases contemplated by SECTION 2.2(a)(v) AND 2.2(b)(v) and the Assignment of Warehouse Interests.

        "SFW" means Shoppers Food Warehouse Corp., a Delaware corporation.

        "Shares" means all shares of capital stock of Dart and each Dart Affiliate owned beneficially by HHH, including 122,747 Dart A Shares, 500 shares of Trak common stock and 500 shares of Crown common stock.

        "Special Transaction" means the closing of any disposition of assets, merger or other transaction pursuant to which Dart or any Dart Affiliate ceases to own or control all or any part of SFW, except for sales of assets in the ordinary course of business as heretofore conducted.

        "Total" means Total Beverage G.B., a Delaware corporation.

        "Trak" means Trak Auto Corporation, a Delaware corporation.

        "Vehicles" means the motor vehicles listed on EXHIBIT 6 hereto.

        "Vehicular Setoff" has the meaning set forth in SECTION 2.2(b)(ii) hereof.

                                   ARTICLE II

                    IMMEDIATE EFFECTIVENESS IN PART; VARIOUS
                       TRANSACTIONS, ON AND AFTER CLOSING

          SECTION 2.1.     Certain Matters.

          (a) (i) Continued Salary, Reinstatable Incumbency Etc. (A) For the period from the execution and delivery of this Agreement by HHH and Dart until the Closing Date HHH shall continue to receive salary from Dart at the annual rate of $1,281,127 and salary from Trak at the annual rate of $250,000 and all of his benefits (but not including any bonus or options, payment of which HHH hereby agrees to defer during the pendency of this Agreement prior to its Closing or termination and -- only upon Closing -- to waive) under the terms of the Employment Agreement and Dart shall provide HHH with the services of an administrative assistant and a chauffeur on the terms and conditions set forth in EXHIBIT 7.

        (B) From and after the execution and delivery of this Agreement by Dart and HHH, HHH shall, subject to the rights of automatic reinstatement set forth below, and without waiving any of his rights under the Employment Agreement except as expressly provided herein, (I) accede to the performance by Richard B. Stone ("Senator Stone") of all the rights, duties and functions of Chief Executive Officer of Dart, all of which performances shall be automatic upon such execution and delivery and (II) until the Closing not engage in any activities in the management or operations of Dart and its subsidiaries, except (a) to participate in the activities of the Boards of Directors of Dart and its Affiliates and (b) as authorized by the Board of Directors or Executive Committee of Dart and (c) as requested by Senator Stone, it being understood that the foregoing limits on participation in management and operations shall cease automatically upon termination of this Agreement for any reason without the Closing having occurred. In connection with the foregoing it is expressly understood (1) that HHH will remain as a director and sole Chairman of the Board of each of such corporations, including without limitation that he will remain as a director of SFW, until the Closing (except that he concurs that Senator Stone may be elected as Co-Chairman of SFW at any time, with HHH stepping down from his role as a Co-Chairman of SFW at the Closing), (2) that if this Agreement shall have terminated for any reason without the Closing having occurred HHH shall be automatically reinstated into the performance of all the rights, duties and functions of Chief Executive Officer of Dart with Senator Stone's performance of such functions, rights and duties automatically to end upon such contingency ("Contingency"), (3) HHH is engaging in the foregoing reversible accession solely in a spirit of good will to bring to a conclusion the protracted negotiations which led to the execution and delivery of this Agreement and (4) HHH does not hereby waive, supplement or modify any of his rights under the Employment Agreement (including without limitation his rights to compensation and benefits under his Employment Agreement, subject to Section 2.1(a)(i)(A) hereof), except the right to act as Chief Executive Officer pending the Closing and except the right to participate in operations and management, except as aforesaid, pending the Closing, subject to automatic reinstatement as described above.

        (C) Dart has no objection to HHH withdrawing funds from the Escrow Agreement at any time prior to the Closing, subject to the understanding that Dart reserves all its rights to make all assertions and claims as to the consequences thereof if the Closing does not occur (and HHH reserves all of his defenses to such assertions and claims) and to the understanding that the duties of HHH and Dart to close this transaction shall be unaffected by any such withdrawal.

         (ii) Use of Arthur Andersen. (A) Effective upon the execution and delivery of this Agreement by Dart and HHH, Dart will send to Arthur Andersen LLP a letter in the form of EXHIBIT 8A and will cause each Dart Affiliate to, forbear from making or reinstating any objections to Arthur Andersen LLP providing tax return preparation services to HHH regarding his personal taxes, and services in connection with any audits of past personal tax returns of HHH, at the sole cost and expense of HHH, and (B) at the Closing, Dart will send Arthur Andersen LLP a letter in the form of EXHIBIT 8B, and after Closing, neither Dart nor any Dart Affiliate will interpose any objection to HHH using the services of Arthur Andersen LLP for any purpose; and


        (iii) Personal Effects. Dart shall permit a mover selected by HHH to pack and deliver to HHH at such address or addresses in the District of Columbia metropolitan area (including suburbs) specified by HHH to such mover, all of the furniture, paintings, memorabilia and other personal property located at 3300 75th Avenue, Landover, Maryland and identified on EXHIBIT 9, such personal property, during such delivery, to be fully insured by HHH at his own cost and expense. The items identified on EXHIBIT 9 as belonging to HHH may be moved pursuant to this SECTION 2.1(a)(iii) at HHH's written instruction at any time; any or all of the items identified on EXHIBIT 9 as belonging to Dart or a Dart Affiliate may be moved pursuant to this SECTION 2.1(a)(iii) at HHH's written instruction at any time on or within thirty (30) days after the Closing upon receipt by Dart from HHH of payment therefor in the amounts specified on EXHIBIT 9. At closing, Dart shall pay HHH $5,000 to be applied towards packing and moving costs for such personal property, but Dart shall not otherwise be responsible for any of the packing or moving costs and shall have no responsibility for any damage to the personal property that may occur during the packing and moving process. Notwithstanding any other provision of this
SECTION 2.1(a)(iii), neither Dart nor any Affiliate of Dart shall be under any obligation to release or deliver any property to HHH unless and until a stipulation of dismissal signed by First Union shall have been entered by the Circuit Court of Prince Georges County terminating all writs of garnishment of property issued on behalf of First Union against Dart, Trak and Crown. Dart agrees that it has arranged with the Washington Redskins for the outright transfer to HHH of four season tickets to Redskins games. The seats to which HHH succeeded are at Jack Kent Cooke Stadium in Section 426, Row 18, Seats No. 13, 14, 15 and 16, Account No. 190389. Dart agrees that it will not, and will not permit any person acting on its behalf or on behalf of any Dart Affiliate, to interfere or attempt to interfere with HHH's entitlement to these tickets or the quiet enjoyment thereof.

          (b) Resignation. On the Closing Date, HHH shall resign from each of his positions as an officer or director of Dart and each Dart Affiliate, and the Employment Agreement shall terminate without further liability of either party to the other thereunder. On the Closing Date, Dart and HHH shall execute and deliver a Termination of Employment Agreement in the form of EXHIBIT 10.

          (c) Continued Indemnification. Notwithstanding the termination of the Employment Agreement, Dart hereby confirms and agrees that HHH shall be entitled, after he shall cease to hold directorships and/or officerships with Dart and the Dart Affiliates, to enjoy the benefit of the indemnification obligations of Dart under the certificate of incorporation and bylaws of Dart in each case as in effect on the date hereof, and under the Delaware General Corporation Law and the Indemnification Agreement for indemnification against any liabilities arising out of his being or having been an officer, employee or director of Dart or any Dart Affiliate; provided, however, that this SECTION 2.1(c) shall not waive any defenses Dart or any Dart Affiliate might have to any claim by HHH to indemnification. Dart further agrees that prior to the Closing Date it shall not, and thereafter shall not, amend, supplement or otherwise modify, and shall not permit any Dart Affiliate to amend, supplement or otherwise modify, its certificate of incorporation or bylaws if such amendment, supplement or other modification would adversely affect the indemnification rights of HHH thereunder. Neither Dart nor any Dart Affiliate shall amend or modify any policy of directors and officers liability insurance that has been in existence prior to the date of this Agreement in any way that would adversely affect HHH's rights thereunder. To the fullest extent permitted by Delaware law, Dart hereby unconditionally and irrevocably agrees to pay, within five days of written demand, upon receipt of any undertakings by HHH to repay then required by applicable law, all amounts payable by way of indemnity, including without limitations awards, judgments and settlements and legal fees and disbursements, costs of investigation, travel costs, and fees of expert witnesses incurred by HHH in connection with the defense loss or settlement of any action, suit or proceeding (whether commenced or threatened, and including investigations) for which he claims a right of indemnification.

          (d) HHH Restrictions. Except for an option to purchase an interest in Total as provided in SECTION 2.2(b)(x) and except for HHH's record and/or beneficial ownership, as of the date hereof, of shares of (and options to acquire shares of) Dart, Trak, Crown, Total Beverage Corporation and Total, if any, and except for HHH's right, hereby acknowledged by Dart, to exercise his rights and remedies under the pledge and security agreement, executed and delivered by Dart pursuant to SECTION 2.2(b)(i) in accordance with the terms thereof for a period commencing with the execution and delivery of this Agreement and continuing through the tenth anniversary of the date hereof, HHH shall not, singly, through a partnership or otherwise as part of any group, directly or indirectly:

          (i) Purchase, acquire or own, or offer or agree to purchase, acquire or own, any securities of Dart, Crown or Trak or of any Acquisition Company (as hereinafter defined) (collectively, "Restricted Securities"). For purposes of this Settlement Agreement an "Acquisition Company" shall mean any corporation, partnership or other entity that at the time has entered into a memorandum of intent, agreement in principle or similar type of written understanding with Dart, Crown or Trak, or a subsidiary or affiliate of any thereof, that contemplates the acquisition of control of such corporation, partnership or other entity by Dart, Crown or Trak or any such subsidiary or Affiliate, or a business combination involving such corporation, partnership or other entity and Dart, Crown or Trak or any such subsidiary or Affiliate, and with respect to which proposed transaction a public announcement has been made and a copy thereof has been furnished to HHH; provided, however, that a corporation, partnership or other entity shall not be deemed an Acquisition

Company if (A) at the date of the first public announcement of such memorandum of intent, agreement in principle or similar type of written understanding, HHH either alone or with other members of a group were the beneficial owners of an aggregate of more than five percent (5%) of the outstanding voting securities of such corporation, partnership or other entity and HHH (alone or with other members of a group) had on file with the Securities and Exchange Commission, if required by law, a Schedule 13D indicating such beneficial ownership, or (B) within six (6) months after such announcement, the transaction contemplated by such memorandum of intent or agreement in principle or a similar type of written understanding has not become the subject of a definitive acquisition or similar agreement. Notwithstanding the prohibitions contained in this SECTION 2.1(d) with respect to the acquisition or ownership of Restricted Securities of Dart, Crown or Trak, (x) in the event that HHH acquires such Restricted Securities in connection with an acquisition by Dart, Crown or Trak of an Acquisition Company or the securities of an Acquisition Company by an exchange offer or otherwise, HHH may hold such Restricted Securities for a period not in excess of one year, during which period he shall dispose of all such Restricted Securities, and (y) in the event HHH acquires such Restricted Securities in connection with an acquisition by Dart, Crown or Trak of a corporation, partnership or other entity that is not an Acquisition Company or the securities of such a corporation, partnership or other entity by an exchange offer or otherwise, HHH may hold such Restricted Securities indefinitely; provided, however, the provisions of this SECTION 2.1(d) shall continue to prohibit any further purchase, acquisition or ownership of Restricted Securities of Dart, Crown and Trak. Nothing contained herein shall require disposal of securities representing five percent (5%) or less of the voting securities of an Acquisition Company owned at the time such corporation, partnership or other entity becomes an Acquisition Company.

         (ii) Solicit, or encourage any other person to solicit, proxies or become a "participant" or otherwise engage in any "solicitation" (as such terms are defined in Regulation 14A under the Exchange Act) in opposition to a recommendation of a majority of the directors of Dart, Crown, Trak or any Acquisition Company with respect to any matter;

        (iii) Initiate, propose or otherwise solicit stockholders for the approval of one or more stockholder proposals with respect to Dart, Crown, Trak or any Acquisition Company, as described in Rule 14A-8 under the Exchange Act;

         (iv) Acquire or affect the control of Dart, Crown, Trak or any Acquisition Company or directly or indirectly participate in or encourage the formation of any group seeking to acquire or affect control of Dart, Crown, Trak or any Acquisition Company; or

          (v) Encourage any person, firm, corporation, group or other entity to engage in any of the actions covered by clauses (i) through (iv) of this
SECTION 2.1(d).

          (e) At the Closing, HHH shall execute and deliver to Dart a Waiver, Consent and Disclaimer in the form of EXHIBIT 11 hereto.

        (f) In the event that, prior to Closing, Dart shall effectuate or permit to occur any disposition, whether through merger, sale of assets, sale or exchange of shares or otherwise, of all or any part of Total, Trak or Crown or any of their respective subsidiaries or their respective assets, Dart (or the Dart Affiliate receiving the proceeds of such transaction) shall hold, until HHH shall have received all funds he is entitled to hereunder at Closing or until the termination of this Agreement, all net proceeds("net" meaning after the payment of all costs and expenses of the transaction, the retirement of any debt required to be retired out of the proceeds of such transaction by agreements or indentures in force prior to July 1, 1997 (or by any revolving credit agreement entered into at any time providing for not more than $25,000,000 in credit for SFW and/or its subsidiaries) and after other application of proceeds to reduce other liabilities attributable to the business sold which it is reasonable to reduce), including cash and other property, and invest and reinvest the same in debt securities with a maturity of 90 days or less (i) backed by the full faith and credit of the United States, or (ii) commercial paper ranked in the highest ratings category by both Moody's and Standard & Poor's or (iii) certificates of deposit, issued by banks 100% owned by bank holding companies whose debt securities are rated in one of the three highest categories by both Moody's and Standard & Poor's. Interest and discounts earned and collected on the foregoing investments are not required to be reinvested but may be retained by Dart or the applicable Dart Affiliate and used in the business. Dart shall issue to HHH on the fifth day of every calendar month a written report certified as true and correct to the best of their knowledge and belief by Dart's Chairman of the Executive Committee and its Chief Financial Officer showing for the preceding calendar month (A) all gross proceeds received from the transactions referred to in the immediately preceding sentence received during the preceding calendar month, (B) a reasonably itemized accounting for all amounts taken out of gross proceeds before a figure for net proceeds, and (C) a listing of all investments held during such month in accordance with this paragraph and at the end thereof, together with a reasonably itemized accounting of the investment and reinvestments made during such month and the amounts of earned and collected discount not reinvested for such month. All non-cash assets received from any such transaction shall be held by Dart, with all cash proceeds invested and reinvested as provided above. Dart will not, and will not permit any of its Affiliates to create or suffer to exist, any lien, claim, charge or encumbrance on any of the foregoing investments and non-cash assets until after HHH shall have received all the funds payable to him at Closing. Nothing in the preceding provisions of this SECTION 2.1(f) shall preclude the transfer by a Dart Affiliate to Dart of any net proceeds as defined above, so long as Dart holds, invests and reports about such proceeds it receives and complies with the foregoing the same as such Dart Affiliate would have been required to had such net proceeds not been so transferred or paid by way of dividend.

          (g) Prior to the Closing: (a) Dart will not, and will not permit any of its Affiliates to make, any Restricted Payment as defined in Event of Default (f) of EXHIBIT 21; (b) Dart will not, and will not permit any of its Affiliates, to amend its Certificate of Incorporation; and (c) Dart will not, and will not permit, any of its Affiliates to issue, sell or otherwise transfer any shares of its own capital stock or any shares of its Affiliates unless the net proceeds realized on such issue, sale or other transfer are held, invested, used and reported on as required by
SECTION 2.1(f) for release at Closing to Dart or its Affiliate, as the case may be, but only if HHH shall have been paid all cash due him at the Closing provided that if a share sale referred to above also falls within the scope of
SECTION 2.1(f), then SECTION 2.1(f) governs and this SECTION 2.1(g) does not.

          SECTION 2.2.     Closing Date Transactions.

          (a)  Deliveries by HHH.  On the Closing Date:

          (i) Delivery to the Escrow Agent. HHH shall deliver to the Escrow Agent the RSH Note.

         (ii) Delivery of the Dart A Shares. HHH shall (A) assign and transfer to Dart the Shares, free of all liens, security interests, encumbrances, claims and restrictions whatsoever, by delivering to Dart the certificates representing the same, endorsed for transfer to Dart or accompanied by appropriate signed stock powers, in either case with a signature guarantee, and (B) deliver to Dart additional documents in the form of EXHIBIT 12 hereto as Dart may reasonably request confirming that he assigns and transfers to Dart any and all right, title and interest he may have, directly or indirectly, to other shares of stock of Dart or any Dart Affiliate that are or have been the subject of any disputes among HHH and any one or more of GGH, LGH, RMH or trusts for any of their respective children.

        (iii) Dart Option Renunciation. HHH shall terminate all of HHH's options to purchase Dart A Shares by (A) executing and delivering to Dart appropriate instruments of renunciation of such options and all other co-investment rights of any description and other necessary documents evidencing the termination of such options and co-investment rights, in the form of EXHIBIT 13 and (B) delivering to Dart, for each of the option agreements representing such options, a signed original copy of such option agreement or an affidavit signed by HHH reasonably satisfactory to Dart that such option agreement has been lost or destroyed.

         (iv) Affiliate Option Renunciation. HHH shall terminate all of HHH's options to purchase shares of Dart's subsidiaries by (A) executing and delivering to the Escrow Agent appropriate instruments of renunciation of such options and all other co-investment rights of any description and other necessary documents evidencing the termination of such options and co-investment rights, in the form of EXHIBIT 13, it being understood that nothing in this subsection (a) is in derogation of HHH's rights regarding Total, as set forth in SECTION 2.2(b)(x), and (B) delivering to Dart, for each of the option agreements representing such options, a signed original copy of such option agreement or an affidavit signed by HHH reasonably satisfactory to Dart that such option agreement has been lost or destroyed.

          (v) Mutual Release. HHH shall execute and deliver to Dart and each of the Dart Affiliates listed on EXHIBIT 14 a Mutual Release in the form of
EXHIBIT 14.

         (vi) Proxy Renunciation. HHH will deliver to Dart an instrument of renunciation of the Dart B Share Proxy in the form of EXHIBIT 15 hereto.

        (vii) Legal Bills. HHH will deliver to Dart documentation in reasonable detail supporting up to $90,000 in fees and disbursements of DPW for services in assisting HHH at board meetings of Dart and Dart Affiliates and for reviewing and commenting on drafts of filings by Dart and Dart Affiliates with the Securities and Exchange Commission, since September 1994.

       (viii) Warehouses. HHH shall execute and deliver to Dart the Assignment of Warehouse Interests and the Limited-Purpose Power of Attorney.

         (ix) Resignations. HHH shall execute and deliver to Dart letters of resignation from his positions as officer and director of Dart and each Dart Affiliate, in the form of EXHIBIT 16.

          (x) Estoppel Documents. Subject to prior due diligence satisfactory to HHH (which will be completed prior to Closing), HHH shall execute and deliver to each Dart Affiliate which is a lessee of retail space in either or both of the Landmark and Fair

City properties estoppel/no-controversy certificates relating to space leased or subleased by it, in the form of EXHIBIT 17 hereto, in exchange for the estoppel/no controversy certificates contemplated by SECTION 2.2(b)(iii) below.

         (xi) Closing Representation Certificates. HHH shall execute and deliver Closing Representation Certificates in the forms attached hereto as
EXHIBIT 18.

        (xii) Waiver, Consent and Disclaimer. At the Closing, HHH will execute and deliver the Assignment, Waiver, Consent and Disclaimer in the Form of EXHIBIT 11 hereto.

       (xiii) Contribution Agreement. HHH shall execute and deliver a Contribution Agreement in the form attached hereto as EXHIBIT 19 on behalf of each of the partnerships set forth therein.

          (b) Deliveries by Dart. On the Closing Date, subject to applicable tax withholding in the maximum amount of $2,536,390 as specified in EXHIBIT 20:

                         (i) Cash Payment and Note Deliveries by Dart. (A) Dart shall pay to HHH, in cash, in immediately available funds, the amount of $18,829,000, (less the Vehicular Setoff and less the amount payable to LGH pursuant to the direction set forth in the last sentence of this Section 2.2(b)(i)(A)). Notwithstanding the foregoing, if prior to the Closing Dart has made $1,259,381 of tax withholdings from its settlement payment to LGH for her five (5) putative Dart/SFW stock options and paid such amount to tax agencies in respect of HHH's tax liability in respect of such settlement payment, then HHH hereby irrevocably directs that $629,692 of the amount payable by Dart to him under Section 2.2(b)(i)(A) shall instead be payable to LGH on the Closing Date provided, however, that if prior to Closing Dart shall have closed the disposition of assets, merger or other transaction pursuant to which Dart or any Dart Affiliate ceases to own or control all or any part of SFW, except for sales of assets in the ordinary course of business as heretofore conducted, then Dart shall pay HHH, in cash, at closing, the additional sum of $9,250,000 and the June Note (as defined below) shall not be issued.

                 (B) If and only if Dart shall not have closed the disposition of interests in SFW described in Section 2.2(b)(i) immediately above, Dart shall execute and deliver to HHH its full-recourse secured note (the "June Note"), in the form of EXHIBIT 21 hereto, in the principal amount of $9,250,000, payable on the earlier of June 1, 1998 or a Special Transaction, which June Note shall bear simple interest from and after the Closing Date, payable monthly in arrears, at 5% per annum; provided that June Note shall be subject to mandatory prepayment upon the occurrence of any Special Transaction.

                 (C)     [Intentionally omitted]

                 (D) To secure the June Note Dart will (I) execute and deliver to a bank or brokerage firm mutually acceptable to Dart and HHH, as Security Perfection Agent, its pledge and security agreement in the form of EXHIBIT 22 hereto, pledging to HHH the 122,747 Dart Class A Shares purchased by Dart from HHH pursuant to this Agreement (the "Pledged Class A Shares") and shares of common stock of Trak (or, if Dart no longer holds Trak stock, then shares of common stock of the corporation which holds Dart's shares of stock in SFW, which is SFW Holding Corp.) and (II) deliver to such Security Perfection Agent certificates for such shares, registered in the name of Dart, duly endorsed for transfer accompanied by appropriate signed stock powers (in either case, with signatures guaranteed by Medallion Signature Guaranty), it being understood that the number of shares pledged to HHH and delivered to the Security Perfection Agent as collateral for the June Note shall be that number of shares the value of which, determined, in the case of Trak, by reference to the average of the closing bid/asked prices on the thirty (30) trading days immediately prior to the Closing Date or any later date of determination, equals at least $20,000,000 (or such larger amount, if any, as may be required to comply with applicable laws and regulations) determined by reference to the average of the closing bid/asked prices on the thirty (30) trading days immediately prior to the Closing Date or such later date of determination and in the case of any other shares determined by a fair and reasonable method in compliance with applicable law as determined by majority vote of the independent directors of Dart.

                 (E)     [Intentionally omitted]

                 (F)     [Intentionally omitted]

                 (G) Dart shall pay in immediately available funds, the sum of the amount of all HHH's accrued but unpaid base salary from the last date of payment to the Closing Date.

                 (ii) Vehicles. In full satisfaction of any obligation by Dart to provide HHH with a car under the Employment Agreement, Dart shall transfer clear and good title (except for any encumbrances created by HHH) to each of the Vehicles to HHH, registered in his name and titled in the District of Columbia, in exchange for which Dart shall receive a total of $62,000. This transaction shall occur at any time on or prior to the Closing Date as HHH shall elect by written notice to Dart. It is anticipated that Dart will (A) receive $15,000 of the purchase price from RMH and (B) if the transaction occurs at Closing, reduce the sum referred to in SECTION 2.2(b)(i)(a) by the amount of $47,000 (the "Vehicular Setoff") as payment of the other $47,000 of the purchase price. HHH may, in his sole discretion, elect not to purchase the Vehicles as contemplated by this SECTION 2.2(b)(ii) if any of them has been stolen or damaged or if he wishes for any other reason not to purchase the Vehicles.

                 (iii) Estoppel Certificates. Subject to prior due diligence satisfactory to Dart's Affiliates (which will be completed prior to Closing), Dart will cause each Dart Affiliate which is a lessee of retail space in either or both of the Landmark and Fair City properties to deliver to HHH or his designee estoppel/no-controversy certificates relating to space leased or subleased by it, in the form of EXHIBIT 17 hereto, in exchange for the estoppel/ no-controversy certificates contemplated by SECTION 2.2(a)(x) above;

                 (iv) Garnishment. After (A) a final order of satisfaction or (B) a stipulation of dismissal signed by First Union has been entered by the Circuit Court for Prince George's County terminating all writs of garnishment of wages issued on behalf of First Union against Dart, Trak and Crown, Dart will reasonably cooperate with HHH to have all of HHH's wages previously withheld by Dart, Trak and Crown and deposited with the Clerk of the Circuit Court for Prince George's County (inclusive of interest earned on such sums, if any, while on deposit with the Court) turned over to HHH.

                 (v) Mutual Release. Dart shall, and Dart shall cause each of the Dart Affiliates listed on EXHIBIT 14 to, execute and deliver to HHH a Mutual Release in the form of EXHIBIT 14;

                 (vi) Life Insurance. Dart will permit HHH, after the Closing, to (A) continue the life insurance policies (the "Insurance Policies") on his life set forth in EXHIBIT 23 in whole or in part, at his election, if and to the extent such continuation is permitted by those policies without cost to Dart or any Dart Affiliates and (B) assign the Insurance Policies to GGH upon delivery by GGH to Dart of security documentation (including financing statements on Form UCC-1) satisfactory to Dart to secure loans described below that have not been repaid; provided, however, that the cash value of the policies and all death benefits thereunder will be subject to a first priority perfected security interest to secure HHH's obligation on a non-recourse basis to repay Dart for all premiums heretofore paid on the Insurance Policies, which obligation the parties acknowledge is in the total amount of $1,068,313 as of the date of this Agreement; and provided further that HHH (and his assigns) shall be responsible on a non-recourse basis for outstanding policy loans and shall be prohibited from taking new policy loans until Dart has been fully repaid the premiums that it paid. GGH shall not be required to deliver such security documentation to Dart if HHH shall have delivered to Dart an irrevocable designation of Dart as sole beneficiary under each Insurance Policy, which irrevocable designation shall have been acknowledged by the issuer of such Insurance Policy and if such designation is made, Dart shall deliver to GGH any cash proceeds received by it under the Insurance Policies that, in the aggregate, exceed $1,068,313. HHH shall not be personally liable for the loans listed in EXHIBIT 23.

                 (vii) Escrow Funds. Dart shall notify the Escrow Agent that Dart has no objection to the delivery to HHH (or to any other Person as HHH may instruct in writing) (A) all Escrow Funds (as defined in the Escrow Agreement) in the amount of $11,619,274.00, and (B) if the Escrow Agent has received written consent from RSH to do so, $700,000 of the interest earned or accrued on the Escrow Funds since October 6, 1995;

                 (viii) Legal Fees. Dart shall reimburse HHH in the manner provided in SECTION 7.1, up to $90,000 for reasonable fees of DPW for reviewing filings made by Dart with the Securities and Exchange Commission and assisting HHH with Board meetings of Dart and Dart Affiliates since September 1994, if HHH shall have provided Dart with reasonable evidence to support such reimbursement.

                 (ix) Closing Representation Certificates. Dart shall execute and deliver the Closing Representation Certificates in the forms attached hereto as EXHIBIT 24.

                 (x) Total Option. Dart will deliver to HHH an option to purchase an interest in Total, which shall be the same as that to which RMH was declared entitled in his litigation with Dart in the United States District Court for the District of Delaware, mutatis mutandis. Such option and the terms of its exercise will be as provided in
        EXHIBIT 25 hereto.

                 (xi) Dart will, at HHH's instructions, wire cash payable to him at Closing to Gloria G. Haft and Davis Polk & Wardwell, in amounts and to banks, as instructed in writing by HHH.

                                  ARTICLE III

                                   CONDITIONS

        SECTION 3.1.     Closing Process; Interrelationship of Settlements.
(a) Standstill Order. The parties acknowledge that this Agreement and the obligation of Dart and each Dart Affiliate to consummate the transactions contemplated hereby, are subject to compliance with an order of the Delaware Court of Chancery (the "Standstill Order") entered on December 6, 1995 that requires Dart to refrain from taking or recognizing specified actions and, in particular, Section 8 of the Standstill Order that requires Dart to give not less than seven (7) days' notice of certain "extraordinary transactions" to the other parties to the lawsuits contesting the Dart/RSH Settlement Agreement. Within two (2) Business Days after the date of execution and delivery of each of this Agreement, the Dart/RSH First Supplemental Agreement and the Dart/RSH Second Supplemental Agreement, Dart shall send written notice of the transactions contemplated thereby in accordance with the terms of Section 8 of the Standstill Order. Notwithstanding any other provision of this Agreement, neither Dart nor any Dart Affiliate shall be obligated to enter into any agreement or perform any transaction or action contemplated hereby (other than SECTION 2.1(a)) until such time as the seven (7) day notice period under
Section 8 of the Standstill Order has expired, or if later, such date as no temporary restraining order, preliminary injunction, permanent injunction or other court order is in effect that restrains Dart or any Dart Affiliate from entering into such agreement or performing such transaction or action.

         (b) Deliveries on Closing Date. On the Closing Date, each of the parties shall simultaneously deliver to each other all of the agreements, instruments and other documents each is specifically required to deliver to the other on the Closing Date pursuant to SECTION 2.2 of this Agreement.

        SECTION 3.2. Closing. The closing (the "Closing") shall occur at the offices of Jones, Day, Reavis & Pogue, 1450 G Street, N.W., Washington, D.C. 20005 or such other location as the parties may agree on a date mutually acceptable to the parties within forty-five (45) days after the date on which conditions to closing under SECTIONS 3.4(a) AND 3.4(b) shall have been fulfilled (or waived in writing by the party entitled to waive); provided, that neither party shall be obligated to close unless all of the conditions to such party's obligation to close set forth in SECTION 3.3 OR 3.4, as the case may be, are satisfied or waived by such party in writing.

        SECTION 3.3. Conditions Precedent to Dart's Obligation to Close. Dart's obligation to close shall be subject to the fulfillment (or written waiver by it, at its sole discretion) on or before the Closing Date, of each of the following conditions precedent:

         (a)   Litigation.   (i) the Delaware Court of Chancery shall have
entered orders satisfactory in form and substance to Dart:

               (A) approving all of the terms of the Dart/RSH Settlement Agreement, all of the terms of the Dart/RSH First Supplemental Agreement, all of the terms of the Dart/RSH Second Supplemental Agreement and all of the terms of this Agreement as fair and reasonable to Dart and its subsidiaries in a proceeding pursuant to Rule
                         23.1 of the Rules of the Court of Chancery of the State of Delaware;

               (B) dismissing as against all defendants, with prejudice, the lawsuits captioned Alan R. Kahn and the Tudor Trust v. Herbert Haft, et al., Civ. A. No. 13154 (Del. Ch. filed Sept. 29, 1993) and Robert M. Haft v. Ronald S. Haft, et al., Civ. A. No. 13268 (Del. Ch.);

               (C) dismissing, without prejudice as against defendant Michael Klein and with prejudice as against all other defendants, the lawsuit captioned Lou v. Herbert H. Haft, et al., Civ. A. No. 13761 (Del. Ch. filed Sept. 23, 1994);

               (D) dismissing as against all defendants, with prejudice, the lawsuits captioned Gloria Haft, et al. v. Larry Schafran, et al., Civ. A. No. 14620 (Del. Ch.); Herbert H. Haft v. Dart Group Corporation, et al., Civ. A. No. 14685 (Del. Ch.); and Ronald S. Haft v. Herbert H. Haft and Dart Group Corporation, Civ. A. No. 14425 (Del. Ch.); and

         (ii) each of such orders shall have become final and not subject to further appeal or rehearing.


         (b)   Other Plans of Reorganization.

               (i) The orders entered by the Bankruptcy Court on June 12, 1997 confirming the debtor's revised third amended plan of reorganization for each of (A) Seventy-Fifth Avenue Associates Limited Partnership, a Maryland limited partnership, and (B) Trak Chicago Limited Partnership I, an Illinois limited partnership (together, the "Other Plans of Reorganization"), shall be final and not subject to further appeal or rehearing;

               (ii) the terms and conditions of the Other Plans of Reorganization shall not have been amended or modified from the forms confirmed by the Bankruptcy Court prior to the date hereof without the written approval of Dart; and

               (iii) the Other Plans of Reorganization shall have become effective and consummated substantially in accordance with their respective terms, in all material respects;

         (c) the closings under the Dart/Other Hafts Agreement and the Dart/RSH First Supplemental Agreement shall have occurred, and all of the actions and transactions to occur under the Dart/RSH Second Supplemental Agreement (and the Amendment to Voting Trust Agreement to be entered into pursuant thereto) on or prior to the Closing Date shall occur simultaneously on the Closing Date or shall have occurred.

         (d) HHH shall have performed in all material respects the duties imposed on him by this Agreement to be performed by him on or before the Closing Date.

         (e) HHH shall have tendered to Dart certificates representing the Shares free of all Liens, duly endorsed by HHH to Dart or a Dart Affiliate, as the case may be, with HHH's signature guaranteed thereon.

         (f) HHH shall have executed and delivered to Dart documents in the form of EXHIBIT 12 confirming that he assigns and transfers any and all interest he may have in any other shares of capital stock of Dart (including shares subject to dispute with other Haft family members) and each Dart Affiliate.

         (g) HHH shall have executed and delivered to Dart instruments in the form of the EXHIBIT 13 canceling all outstanding options held by HHH to purchase stock of Dart, Trak and Crown and any co-investment rights or other rights with respect to Total, Total Beverage Corporation, SFW, Dart/SFW Corp. and SFW Holding Corp., except as provided in SECTION 2.2(b)(x).

         (h) HHH shall have tendered to Dart a signed original copy of each of the agreements representing options (the "Options") to purchase 129,750 Dart A Shares, 6,668 shares of Trak common stock and 30,000 shares of Crown common stock, or for each such agreement for which a signed original copy is not so tendered, an affidavit signed by HHH reasonably satisfactory to Dart that such option agreement has been lost or destroyed.

         (i) HHH shall have executed and delivered to Dart the releases set forth in SECTION 2.2(a)(v) above.

         (j) HHH shall have executed and delivered to Dart an instrument of renunciation of the Dart B Share Proxy in the form of EXHIBIT 15.

         (k) HHH shall have executed and delivered to Dart the Assignment of Warehouse Interests in the form attached hereto as EXHIBIT 4 and the Limited-Purpose Power of Attorney in the form attached hereto as EXHIBIT 5.

         (l) HHH shall have executed and delivered to Dart a letter resigning his positions as a director and/or officer of Dart and each Dart Affiliate in the form of EXHIBIT 16.

         (m) HHH shall have executed and delivered to Dart the Termination of Employment Agreement in the form attached hereto as EXHIBIT 10.

         (n) HHH shall have executed and delivered to Dart an acknowledgment, in the form attached hereto as EXHIBIT 28, that he has read each of the documents delivered at the Closing, he has been fully represented by counsel in connection with the transactions contemplated by this Agreement and he shall not take the position at any time that any of the documents that HHH executed in connection with this Agreement were not in keeping with his understanding or do not reflect his agreement.

         (o) HHH shall execute and deliver documents, in form and substance satisfactory to Dart, acknowledging receipt of all cash and other property received by him at the Closing.

         (p) HHH shall execute and delivered to Dart at Closing such documents agreed upon by the parties hereto in a letter dated the date hereof.

         (q) HHH shall have delivered to Dart a duplicate original of life insurance policy no. 61413731 issued on the life of HHH by John Hancock Mutual Life Insurance Company and execute and deliver all such documents (including UCC-1 financing statements) requested by Dart to create a perfected security interest (subject to no other consensual Liens) in the proceeds from each of the Insurance Policies in favor of Dart. In the alternative, HHH shall have delivered to Dart an irrevocable designation of Dart as sole beneficiary under each Insurance Policy to the extent of, but not in excess of the then unpaid principal and interest due on policy loans due in respect of such Insurance Policy, which irrevocable designation shall have been acknowledged by the issuer of such Insurance Policy.

        SECTION 3.4. Conditions Precedent to HHH's Obligations to Close. HHH's obligation to close shall be subject to the fulfillment (or waiver by him, at his sole discretion), on or before the Closing Date, of each of the following conditions precedent:

         (a) Litigation. (i) The Delaware Court of Chancery shall have entered orders reasonably satisfactory in form and substance to HHH:

               (A) approving all of the terms of this Agreement as fair and reasonable to Dart and its subsidiaries in a proceeding pursuant to Rule 23.1 of the Rules of the Court of Chancery of the State of Delaware;

               (B) dismissing as against all defendants, with prejudice, the lawsuits captioned Alan R. Kahn and the Tudor Trust v. Herbert Haft, et al., Civ. A. No. 13154 (Del. Ch. filed Sept. 29, 1993); Robert M. Haft v. Ronald S. Haft, et al., Civ. A. No. 13268 (Del. Ch.);

               (C) dismissing, without prejudice as against defendant Michael Klein and with prejudice as against all other defendants, the lawsuit captioned Lou v. Herbert H. Haft, et al., Civ. A. No. 13761 (Del. Ch. filed Sept. 23, 1994);

               (D) dismissing as against all defendants, with prejudice, the lawsuits captioned Gloria Haft, et al. v. Larry Schafran, et al., Civ. A. No. 14620 (Del. Ch.); Herbert H. Haft v. Dart Group Corporation, et al., Civ. A. No. 14685 (Del. Ch.); and Ronald S. Haft v. Herbert H. Haft and Dart Group Corporation, Civ. A. No. 14425 (Del. Ch.); and

        (ii) each of such orders shall have become final and not subject to further appeal or rehearing.

         (b)   Plan of Reorganization.

               (i)       [Intentionally omitted]

               (ii)      [Intentionally omitted]

               (iii)     [Intentionally omitted]

         (c) Receipt of Escrowed Funds. HHH shall have received the Escrow Funds, if consented to by RSH in accordance with SECTION 2.2(b)(vii), $700,000 interest earned or accrued thereon since October 6, 1995 and the payments and/or promissory note deliveries required to be made by Dart at Closing pursuant to SECTION 2.2(b)(i), less any required tax withholdings specified in
EXHIBIT 20.

         (d) Performance. Dart shall have performed in all material respects the duties imposed on it by this Agreement to be performed by it on or before the Closing Date, except that HHH shall be obligated to close even if Dart shall have failed to perform any of its duties under the following sections ("Stipulated Duties") on or before the Closing Date:



        ---------------------------------------------------------
            SECTION NO. FOR
           DELIVERY BY DART                         SUBJECT
        ---------------------------------------------------------
         2.2(b)(ii)                     Vehicles
        ---------------------------------------------------------
         2.1(a)(iii)                    Personal effects
        ---------------------------------------------------------
         2.1(a)(ii)                     Use of Arthur Andersen
        ---------------------------------------------------------
         2.2(b)(vi)                     Life insurance
        ---------------------------------------------------------
         2.2(b)(x)                      Total option
        ---------------------------------------------------------
         2.2(b)(viii)                   Legal fees
        ---------------------------------------------------------
         2.2(b)(iii)                    Estoppel Certificates
        ---------------------------------------------------------

It is expressly understood that, even though HHH's obligation to close is not excused by any such failure to perform by Dart, Dart's obligations to HHH in respect of the Stipulated Duties are not diminished, released or otherwise affected by the fact that HHH has a duty to close despite Dart's non-performance. The occurrence of the Closing shall not waive or alter any of HHH's rights and HHH shall be entitled to pursue all available remedies against Dart by reason of any non-performance in respect of the Stipulated Duties, provided, however, that any recovery by HHH shall be limited to specific performance and actual money damages for breach.

         (e) Other Closings. The closings under the Dart/Other Hafts Agreement, the Dart/RSH First Supplemental Agreement and the Dart/RSH Second Supplemental Agreement shall have occurred or shall occur simultaneously.

         (f) $10 Million Loan. (i) The closing of the $10 million loan from Dart to the HHH/RSH Tier II Limited Partnership, a Maryland limited partnership, which will own and pledge to Dart 99% of the equity interests in the Sully Plaza, Maryland City and Rolling Valley shopping centers, shall have occurred (which loan shall be 100% without recourse to HHH), simultaneously with the Closing, pursuant to the Dart/RSH Second Supplemental Agreement and the Loan Agreement attached as Exhibit C to the Dart/RSH Second Supplemental Agreement and (ii) RSH shall concurrently prepay or shall have previously prepaid in full the $10,000,000 in principal amount of notes issued by him to HHH which by their terms are required to be prepaid upon receipt by RSH of such $10 million loan.

         (g) Dart shall execute and deliver documents acknowledging receipt of all cash and other property received by it at the Closing.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

        SECTION 4.1. Representations and Warranties of HHH. HHH will represent and warrant as follows on the Closing Date and, as to the matters set forth in clauses (a), (b) and (e) below, represents and warrants the same on the date hereof:

         (a) Valid and Binding Obligations. This Agreement has been duly executed and delivered by HHH and constitutes a legal, valid and binding obligation of HHH enforceable against HHH in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or similar laws of general application affecting the remedies of creditors generally, and except that, in the discretion of the court, equitable remedies may not be available for the enforcement thereof. The Settlement Documents (other than this Agreement) to which HHH is or will be a party are or, when executed and delivered by HHH, will be valid and binding obligations of HHH, enforceable against HHH in accordance with their terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or similar laws of general application affecting the remedies of creditors generally, and except that, in the discretion of the court, equitable remedies may not be available for the enforcement thereof.

         (b) No Interference. Except as described on EXHIBIT 26, the execution, delivery and performance by HHH of each of the Settlement Documents to which HHH is or will be a party, and the consummation of the transactions contemplated thereby, will not breach, violate or conflict with any provision of, give rise to any right of acceleration of any obligation under or constitute a default under (or an event which with the giving of notice or lapse of time, or both, would give rise to such a right or constitute such a default) nor require the consent or waiver of any other party to (i) any mortgage, lease, note, contract, agreement or instrument to which HHH is a party or (ii) any law, regulation, order, judgment, writ, decree, decision or award by which HHH is bound.

         (c) No Approvals. Except as described in EXHIBIT 26, no consent, waiver, release, approval, order or authorization of, or notification to, any third party or any government or government agency is required in connection with the execution, delivery or performance by HHH of the Settlement Documents and the consummation by HHH of the transactions contemplated thereby.

         (d) Title. (i) There are on October 6, 1997 no Liens (as defined below) created by the signature of HHH or imposed by operation of law against HHH other than Liens in favor of GGH and Liens on the Dart A Shares included in the Assets which were originally created to secure First Union Bank ("First Union Lien"). Except for such Liens, HHH has on October 6, 1997 good and marketable title to all of the Assets, free and clear of Liens.

         (ii) HHH will upon Closing have good and marketable title to all of the assets being transferred by him to Dart at the Closing (the "Assets"), free and clear of liens, charges, security interests, restrictions, claims or encumbrances of any kind ("Liens"), and HHH has not taken any action that could give rise to any such Lien; provided that HHH makes no representation or warranty with respect to the HHH Warehouse/Office Building Interests except as set forth in the Assignment of Warehouse Interests.

         (e) Options. Except as described in EXHIBIT 26, HHH owns, and at all times prior to the Closing will own, good and marketable title to all of the Options free and clear of any Lien. HHH has not taken and will not take any action that could give rise to such Lien. HHH does not own and does not have any right to acquire any other shares of the capital stock of Dart or any Dart Affiliate except the Options. Upon consummation of the transactions contemplated by this Agreement at the Closing, HHH shall not beneficially own, directly or indirectly, any interest in any shares of capital stock (or any right to acquire any shares of capital stock) of Dart or any Dart Affiliate other than his rights under (and any interests acquired pursuant to) the pledge and security agreement executed and delivered by Dart pursuant to SECTION 2.2(h)(i).

         (f) Absence of Certain Liens. HHH will on the Closing Date have no liabilities, obligations or commitments, including, without limitation, those for taxes of any kind, that, if adversely determined or not discharged or performed by HHH, will create any Lien on or against any of the Assets.

         (g) No Partnership Commitments. To the best knowledge of HHH, there will on the Closing Date be no liability, commitment or obligation of HHH or any partnership of which HHH is or has been a general partner, that affects or could affect any of the Assets.

         (h) No Litigation. There will on the Closing Date be no actions, suits, proceedings, investigations or claims pending or, to the knowledge of HHH, threatened against HHH or, to the knowledge of HHH, any other party, or involving any of the Assets, that affect or could affect any of the Assets in any respect, or that relate to any of the transactions contemplated by this Agreement and that, if successful, could restrain or prohibit the consummation of such transactions, and neither HHH nor any Assets is subject to any order, judgment, writ, decree, decision or award that affects or could affect any of the Assets in any respect; provided that HHH makes no representation or warranty with respect to the HHH Warehouse/Office Building Interests except as set forth in the Assignment of Warehouse Interests.

         (i) HHH does not have the present intention to do any of the following: (a) apply for, or consent in writing to, the appointment of a receiver, trustee or liquidator; (b) file a voluntary petition seeking relief under the Bankruptcy Code or be unable, or admit in writing his inability, to pay his debts as they become due; or (c) make a general assignment for the benefit of creditors.

         (j) The delivery by HHH of certificates at the Closing representing the Shares in the manner provided in SECTION 2.2(a)(ii) will transfer to Dart or a Dart Affiliate, as the case may be, good, valid and marketable title to such shares, free and clear of Liens, except the security interest in stock securing the June Note.

        SECTION 4.2. Representations and Warranties of Dart. Dart will represent and warrant as follows on the Closing Date and, as to the matters set forth in clauses (a), (b), (c) and (f) below, on the date hereof:

         (a) Organization and Good Standing. Dart is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

         (b) Valid and Binding Obligations. Assuming that all conditions precedent to Closing set forth in SECTION 3.3(a) shall have been fulfilled, as to which no representation or warranty is made, each of (i) the Settlement Documents, (ii) the note issued by Dart to HHH on the Closing Date and (iii) the pledge and security agreement provided to HHH on the Closing Date to which Dart is or will be a party are or, when executed and delivered by Dart will be the valid and binding obligations of Dart, enforceable against Dart in accordance with their terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or similar laws of general application affecting the remedies of creditors generally, and except that, in the discretion of the court, equitable remedies may not be available for the enforcement thereof.

         (c) No Interference. Except as described in EXHIBIT 27, the execution, delivery and performance by Dart of the Settlement Documents to which Dart is or will be a party and the consummation of the transactions contemplated thereby will not breach, violate or conflict with any provision of, give rise to any right of acceleration of any obligation under or constitute a default under (or an event which with the giving of notice or lapse of time or both would give rise to such a right or constitute such a default), nor require the consent or waiver of any other party to (i) any mortgage, lease, note, contract, agreement or instrument to which Dart is a party or (ii) any law, regulation, order, judgment, writ, decree, decision or award by which Dart is bound.

         (d) No Approvals. Except as described in EXHIBIT 27, no consent, waiver, release, approval, order or authorization of, or notification to, any third party or any government or government agency is required in connection with the execution, delivery or performance by Dart of the Settlement Documents to which Dart is or will be a party or the consummation by Dart of the transactions contemplated thereby.

         (e) No Litigation. Except as set forth in EXHIBIT 27, there are no actions, suits, proceedings, investigations or claims pending or, to the knowledge of Dart, threatened against Dart or, to the knowledge of Dart, any other party, that relate to any of the transactions contemplated hereby and that, if successful, could restrain or prohibit the consummation of such transactions.

         (f) Absence of Certain Intentions. Dart does not have the present intention to do any of the following: (i) apply for, or consent in writing to, the appointment of a receiver, trustee or liquidator; (ii) file a voluntary petition seeking relief under the Bankruptcy Code or be unable, or admit in writing its inability, to pay its debts as they become due; or (iii) make a general assignment for the benefit of creditors.

        SECTION 4.3.     Additional Covenants.

         (a) HHH covenants that, on or before the Closing, he will cause all of his liabilities to GGH which are secured by Liens on the Assets to be paid in full.

         (b) HHH further covenants (I) that he will create no consensual Liens on any one or more of the Assets prior to Closing, except to secure a lender or lenders for one or more new-money loans substantially all of the proceeds of which are applied to pay in full the liabilities to GGH referred to above ("bridge loan") and (II) that if he takes down a bridge loan and the same is secured by Liens on any of the Assets, he will, at or before Closing cause all liabilities to the holder or holders of the bridge loan which are secured by Liens on the Assets to be paid in full.

         (c) HHH hereby consents that if at Closing there exist any consensual Liens created by HHH on any of the Assets other than those referred to above and HHH fails to pay all good-faith uncontested liabilities secured by all such Liens and if any of such liabilities not contested in good faith by HHH to GGH or a holder or holders of a bridge loan shall not have been paid in full by HHH, then HHH consents to Dart applying proceeds otherwise payable to HHH to the extent necessary to pay down in full all such then-unpaid liabilities not contested in good faith by HHH.

         (d) Dart covenants that it will not attempt to apply or have applied any amounts payable to HHH at Closing for use to eliminate the First Union Lien for which HHH understands RSH has agreed with HHH that RSH will be responsible.


                                   ARTICLE V

                           COOPERATION; OTHER MATTERS

        SECTION 5.1. Pending Litigation. Within six (6) business days after execution of the last to be executed of this Agreement, the Dart/Other Hafts Agreement, the Dart/RSH First Supplemental Agreement and the Dart/RSH Second Supplemental Agreement, counsel for Dart shall prepare and, subject to approval thereof by counsel for HHH, file appropriate papers with the appropriate courts to approve this Agreement and the transactions contemplated hereby (these papers to be prepared at the sole cost and expense of Dart, except that HHH will be responsible for his own legal fees in reviewing the same). At or promptly after the execution and delivery of this Agreement, Dart and HHH shall cooperate in the preparation, delivery and filing of appropriate pleadings and stipulations to stay, if possible, all Pending Litigation during the period prior to the Closing or the termination of this Agreement. Neither party shall use the stay of any Pending Litigation pursuant to this Agreement as a basis for arguing that the other party failed to prosecute or that such party has been prejudiced by the lapse of time. Dart and HHH shall cooperate in the preparation, delivery and filing of appropriate papers with the appropriate courts for the dismissal with prejudice of all Pending Litigation except that Dart and HHH shall request that the lawsuit captioned Lou v. Herbert H. Haft, et al., C.A. No. 13761 (Del. Ch. filed Sept. 23, 1994) be dismissed without prejudice as against defendant Michael Klein and with prejudice as against all other defendants.

        SECTION 5.2. New Litigation. Except for claims concerning enforcement of this Agreement, neither party shall initiate any new litigation claims against the other party prior to Closing or the termination of this Agreement. The parties agree that the time periods prescribed in any statutes of limitations relevant to any claims they may have against each other are tolled and shall not run from the date of this Agreement until Closing or the termination of this Agreement.

        SECTION 5.3. Cooperation and Support. (a) Subject to clause (d) below, HHH and Dart shall each support the achievement of fulfillment of all conditions precedent to Closing before the Bankruptcy Court and the Delaware Court of Chancery and any other court or tribunal which shall be asked to assert jurisdiction over the same.

        (b) Subject to clause (d) below, Dart and HHH will each cooperate in the defense of any litigation instituted by any Person challenging, and will not challenge in any court proceeding this Agreement, the Dart/RSH Settlement Agreement, the Dart/Other Hafts Agreement, the Dart/RSH First Supplemental Agreement, the Dart/RSH Second Supplemental Agreement or any of the transactions contemplated thereby provided, that all legal fees and costs incurred in such defense of Dart's counsel and expert witnesses, if any, (other than for HHH's and RSH's personal counsel) shall be paid by Dart. Effective upon execution and delivery of this Agreement by both HHH and Dart, HHH agrees not to object, and effective upon such execution and delivery HHH consents, to any settlement among Dart, Crown, Trak, Dart/SFW Corp., SFW Holding Corp., SFW, RMH, GGH and LGH provided, however that nothing in the foregoing consent requires HHH to enter into any agreement or incur any liability or obligation. If any challenges to the transactions contemplated hereby are made after the Closing, HHH's sole rights in respect thereof shall be governed by his indemnification rights provided for in SECTION 2.1(c) above.

        (c) Subject to clause (d) below, HHH hereby agrees to cooperate, in his individual capacity and in his capacities as a stockholder, director, officer and employee of Dart, with Dart in the full implementation of the transactions contemplated by this Agreement, the Dart/RSH Settlement Agreement, the Dart/RSH First Supplemental Agreement, the Dart/RSH Second Supplemental Agreement and the Dart/Other Hafts Agreement and the financing thereof.

        (d) Nothing in this SECTION 5.3 shall require HHH or Dart to waive any attorney-client privilege. Nothing in this SECTION 5.3 shall require HHH to take any action in his capacity as a director of Dart or any Dart Affiliate that HHH determines to be inconsistent with the exercise of his independent judgment as a fiduciary. HHH shall not be required by this
SECTION 5.3 to take or not take any action individually or as a stockholder, director, officer or employee of Dart if he reasonably determines, based on written advice of counsel experienced in corporate law, that such action or inaction would violate any duties imposed on him by law.

          (e) In addition, subject to clause (d) above, HHH will cooperate fully and promptly (including voting in favor of) and not interfere with the confirmation and consummation of the Other Plans of Reorganization, provided that no transfers of cash or other consideration thereunder may be payable to or for the account of RSH or any one or more CPI Debtors unless and until the Closing shall have occurred.

          (f) Each of Dart and HHH shall use reasonable efforts to fulfill all conditions to closing that are within the power of such party to fulfill; provided, however, that this SECTION 5.3(f) shall not require Dart or HHH to waive any conditions to closing and shall not require Dart or HHH to make any payments or incur any costs not expressly required by this Agreement. Notwithstanding the foregoing, neither this SECTION 5.3(f) nor any other provision of this Agreement shall require Dart to agree to any terms, waive any conditions or fail to perform any of its obligations with respect to the Dart/Other Hafts Agreement, the Dart/RSH First Supplemental Agreement or the Dart/RSH Second Supplemental Agreement, it being specifically acknowledged that the Dart/Other Hafts Agreement may require Dart to close the transactions pursuant thereto on a date prior to the Closing Date and whether or not the Closing will occur.

          (g) Subject to clause (d) above, HHH shall cooperate fully and promptly and not interfere with the amended plans of reorganization for the 75th Avenue/Wooded Lot and Bridgeview Warehouses approved by RSH and Dart, which may become effective prior to the Closing.

          (h) Subject to clause (d) above, from and after the date of this Agreement, HHH will agree not to object to or interfere in any way with, and will agree to provide any consents that may be reasonably requested by Dart in connection with any financing, stock sale, asset sale or other similar transactions by Dart and/or any of its subsidiaries after approval by a majority of the members of the Board of Directors of Dart, SFW, Trak or Crown.

          (i)  Subject to clause (d) above, if and to the extent that clauses
(g) and (h) of this SECTION 5.3 are deemed to be inconsistent with any other clause of this SECTION 5.3, clauses (g) and (h) shall take precedence.

          SECTION 5.4. Further Assurances. HHH and Dart each shall execute and deliver, or shall cause to be executed and delivered, promptly such additional documents, assignments, certificates and instruments as the other party to this Agreement may reasonably request in order to effectuate more effectively the transactions contemplated by the Settlement Documents.

          SECTION 5.5. Liquidation Distributions. In the event that after the Closing the Board of Directors of Dart, after adopting a plan of complete liquidation or after dissolution of Dart has been authorized in accordance with
Section 275 of the Delaware General Corporation Law (or any successor or comparable statutory provision then applicable), may determine to pay a liquidating distribution to the shareholders of Dart, then Dart may elect to cap any and all actual and contingent liabilities that it or any Dart Affiliates or any of their respective affiliates may have to HHH by the establishment of a reserve fund for such purpose in the aggregate amount of $1,000,000, it being understood that any unused portion of such reserve fund may be withdrawn by or on behalf of Dart (or any liquidating trustee for Dart) or distributed to Dart's stockholders at any time after December 31, 2002; provided, that establishment of the reserve fund shall not cap any obligations under the promissory note issued by Dart pursuant to SECTION 2.2(b)(i)(B) AND
(C) of this Agreement and any indemnification obligations for claims that are pending, or are threatened or asserted in writing, and of which Dart has written notice before the reserve fund is established.

                                   ARTICLE VI

                                INDEMNIFICATION

        SECTION 6.1. Indemnification by HHH. HHH shall defend, indemnify and hold Dart, each of its subsidiaries and each of their respective officers, employees, directors, agents and representatives (the "Dart Indemnitees") harmless from and against any and all demands, claims, actions, suits, proceedings, losses, damages, judgments, liabilities, costs and expenses, including, without limitation, fees and expenses of legal counsel (collectively, "Costs"), asserted against or incurred by any Dart Indemnitee, directly or indirectly, arising out of or resulting from any inaccuracy in or breach of any of the representations, warranties or covenants in any material respect of HHH contained in any of the Settlement Documents, or any certificate or other instrument furnished to any Dart Indemnitee by or on behalf of HHH pursuant to any of the Settlement Documents.

        SECTION 6.2. Indemnification by Dart. Dart shall defend, indemnify and hold HHH and his agents and representatives (the "HHH Indemnitees") harmless from and against any and all Costs asserted against or incurred by any HHH Indemnitee, directly or indirectly, arising out of or resulting from any inaccuracy in or breach of any of the representations, warranties or covenants in any material respect of Dart contained in any of the Settlement Documents, or any certificate or other instrument furnished to any HHH Indemnitee by or on behalf of Dart pursuant to any of the Settlement Documents.

        SECTION 6.3. Indemnification Procedure. As soon as is reasonably practicable after any HHH Indemnitee or any Dart Indemnitee becomes aware of any claim that it has to recover Costs under this ARTICLE 6, such HHH Indemnitee or Dart Indemnitee, as the case may be ("Indemnified Party"), shall notify the other party ("Indemnifying Party") in writing, which notice shall describe the claim in reasonable detail, and shall indicate the amount (estimated, if necessary and to the extent feasible) of the claim. The failure of any Indemnified Party to promptly give any Indemnifying Party such notice shall not preclude such Indemnified Party from obtaining indemnification under this ARTICLE 6, except to the extent that such Indemnified Party's failure has materially prejudiced the Indemnifying Party's rights or materially increased its liabilities and obligations hereunder. In the event of a third-party claim which is subject to indemnification under this ARTICLE 6, the Indemnifying Party shall have the right, upon agreeing in writing that it is obligated to fully indemnify the Indemnified Party for the full amount of the claim (to the extent such claim is proven or settled) and providing satisfactory evidence to the Indemnified Party that the Indemnifying Party has sufficient financial resources to provide such indemnification and defend such claim properly, to assume the defense of such claim by counsel of its own choosing. The Indemnified Party and the Indemnifying Party shall cooperate with one another in the defense of such claim, including the settlement of the matter on the basis stipulated by the Indemnifying Party (with the Indemnifying Party being responsible for all costs and expenses of such settlement). If the Indemnifying Party within a reasonable time after notice of a claim fails to defend the Indemnified Party, the Indemnified Party shall be entitled to undertake the defense, compromise or settlement of such claim at the expense of and for the account and risk of the Indemnifying Party.

        SECTION 6.4. Remedies to be Cumulative. The remedies to any Indemnified Party provided herein shall be in addition to, and not in lieu of any other remedies to which such Indemnified Party is entitled at law or in equity for any breach or non-compliance by any Indemnifying Party with the provisions of any of the Settlement Documents, provided, however, that no claim by a Dart Indemnitee shall constitute a defense to or set off against any payment obligation of Dart under the June Note unless the same shall be based solely on wrongful conduct by HHH after the Closing Date.

                                  ARTICLE VII

                                 MISCELLANEOUS

        SECTION 7.1. Payments. All payments to either party under this Agreement shall be made on the date when due in immediately available funds to such party's account, or such other account, as such party shall theretofore have specified in accordance with the provisions of SECTION 7.4.

        SECTION 7.2. Expenses. Except as otherwise expressly provided for herein, each party shall pay its own respective expenses incurred in connection with this Agreement and the transactions hereunder, including, without limitation, any sales, transfer or other similar taxes and fees for accountants and attorneys; provided, however, that any transfer or recordation taxes payable in connection with the transfer by HHH of his interest in the Warehouse Interest known as Pennsy I will be paid 50% by HHH and 50% by Dart.

        SECTION 7.3. Drafting Party. Each party stipulates that it has been represented in the negotiations for and the preparation of this Agreement by counsel of their own choosing; that they have read the Agreement or have had it read to them by their counsel; that they have had it fully explained to them by their counsel; and that they are fully aware of its contents and of its legal effect. Accordingly, HHH and Dart agree that the rule that the language of this Agreement be interpreted against the drafting party shall not apply.

        SECTION 7.4. Notices. Any notices or consents required or permitted by this Agreement shall be in writing and shall be deemed given if delivered in person or if sent by certified mail, postage prepaid, return receipt requested, and by telefax as follows, unless any such address is changed by notice hereunder:

        To HHH:

                 Herbert H. Haft
                 2501 30th Street, N.W.
                 Washington, D.C.  20008
                 Telefax: 202-234-7197

        With copies to:

                 Marshall Ruben, Esq.
                 Ruben, Johnson & Morgan, P.C.
                 City Place II
                 Hartford, CT 06103
                 Telefax: 860-275-6884

                 and

                 Stephen H. Case, Esq.

                 Davis Polk & Wardwell
                 1300 I ("Eye") Street, N.W.
                 Washington, D.C.  20005
                 Telefax: 202-962-7111

        To Dart:

                 Dart Group Corporation
                 3300 75th Avenue
                 Landover, MD 20785
                 Attention: Chief Financial Officer
                 and
                 Attention: General Counsel
                 Telefax: 301-772-3910

        With a copy to:

                 Kenneth J. Ayres, Esq.
                 Jones, Day, Reavis & Pogue
                 1450 G Street, N.W.
                 Washington, D.C.  20005
                 Telefax: 202-737-2832

        SECTION 7.5. Amendment and Waivers. This Agreement may be amended or supplemented only by a written instrument duly executed by or on behalf of each party hereto. Any term or condition of this Agreement may be waived at any time by the party that is entitled to the benefit thereof, but no such waiver shall be effective unless set forth in a written instrument duly executed by or on behalf of the party waiving such term or condition. No waiver by either HHH or Dart of such party's rights under any provision of this Agreement shall constitute a waiver of such party's rights under such provision at any other time or the waiver of such party's rights under any other provision of this Agreement. No failure or delay by HHH or Dart in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law or equity.

        SECTION 7.6. Severability. If any one or more provisions of this Agreement or any agreement, document or instrument delivered pursuant hereto (including without limitation the Mutual Releases in the form of EXHIBIT 14) shall be declared invalid, illegal or unenforceable in whole, in part or in any respect, the validity, legality and enforceability of all remaining provisions shall not in any way be affected or impaired.

        SECTION 7.7. Survival of Representations and Warranties. The representations and warranties and covenants of the parties hereto shall survive the Closing Date.

        SECTION 7.8. Governing Law. This Agreement and the documents and instruments delivered pursuant hereto (except as otherwise provided therein) shall be governed by and construed in accordance with the laws of the State of Delaware.

        SECTION 7.9. Counterparts. This Agreement may be signed in counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement constitutes the entire agreement and understanding among the parties hereto and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof.

        SECTION 7.10. Successors. This Agreement shall be binding upon and inure to the benefit of Dart and its successors and assigns and HHH and his estate, administrators, executors, legal representatives in incapacity proceedings, beneficiaries, heirs and other successors in interest.

        SECTION 7.11. Specific Performance; Remedies. (a) HHH and Dart each acknowledge and agree that in the event of any breach of this Agreement or any other Settlement Document, the non-breaching party would be irreparably harmed and could not be made whole by monetary damages. It is accordingly agreed that HHH and Dart, in addition to any other remedy to which they may be entitled to at law or in equity, shall be entitled to compel specific performance (including by temporary restraining orders) of this Agreement or any other Settlement Document in any action instituted in the Delaware Court of Chancery or the United States District Court for the District of Delaware, or, in the event neither of said courts could have jurisdiction over such action, in any court of the United States or any state having subject matter jurisdiction.

          (b) If this Agreement terminates without the Closing having occurred, neither party shall have any liability for damages arising out of this Agreement except for actual damages directly caused by such party's breach of its express obligations set forth in this Agreement.

          (c) HHH and Dart consent to personal jurisdiction in any such action brought in the Delaware Court of Chancery or the United States District Court for the District of Delaware.

        SECTION 7.12. Termination. (a) Either party may terminate this Agreement at any time prior to Closing by written notice to the other if at the time such notice is delivered to any of the Dart/Other Hafts Settlement Agreement, the Dart/RSH First Supplemental Agreement or the Dart/RSH Second Supplemental Agreement shall have been terminated or become unenforceable.

         (b) Either party may terminate this Agreement at any time prior to Closing by written notice to the other: (i) if the other party shall have failed in any material way to perform its obligations under this Agreement and shall have failed to cure such failure within ten (10) days after written notice thereof from the other party; (ii) if the Dart/Other Hafts Settlement Agreement, the Dart/RSH First Supplemental Agreement or the Dart/RSH Second Supplemental Agreement shall have terminated without closing otherwise than by reason of default by Dart or any Dart Affiliate; (iii) if the conditions precedent set forth in Sections 3.3(a) and 3.3(b) and SECTIONS 3.4(a) AND 3.4(b) shall not have been fulfilled on or before June 15, 1998; (iv) if all of the express conditions to such party's obligation to close set forth in SECTIONS 3.3 OR 3.4, as the case may be, shall not have been satisfied by June 30, 1998; provided, however, that if the Delaware Court of Chancery shall have issued a ruling on the application for approval of this Agreement or any related matters, and any applications for rehearing, notices of appeal or other similar proceedings with respect thereto have been made or filed ("post-judgment review") then each of the two deadline dates set forth above shall automatically be extended until the fifteenth Business Day after the entry of its order on the approval of this Agreement or final resolution of all such post-judgment review, as the case may be, with the understanding that each of the above dates, if so postponed, will each be postponed to the same date as the other; or (v) if the Closing shall not have occurred by 11:59 p.m.
(EST) on December 31, 1998.

        SECTION 7.13.    Time.  Time is of the essence in this Agreement.

        SECTION 7.14. Assignment. Neither party may assign its rights hereunder, except that Dart may assign any of its rights under this Agreement to any Person, who at the time of such assignment, is a Dart Affiliate. The obligations under this Agreement shall not be the obligations of any Dart Affiliate.

        SECTION 7.15. Third Parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any Person, other than the parties hereto, any right or remedies under or by reason of this Agreement. Nothing herein expressed or implied is intended or shall be construed to confer upon or give either of the parties hereto any right or remedies under or by reason of any agreement to which it is not a party.

                                  ARTICLE VIII

        SECTION 8.1. Limited Right of Dart to Terminate Agreement. (a) Notwithstanding any other provision of this Agreement, none of the representations and warranties, covenants, agreements, obligations or commitments of Dart set forth in this Agreement shall be effective if (i) after Dart shall have given written notice of this Agreement pursuant to Section 8 of the Standstill Order to the other Persons subject to the Standstill Order, any of such Persons shall have timely filed any objection to this

        Agreement pursuant thereto and (ii) Dart, in good faith, determines that there might be sufficient merit in such objection that it is in the best interests for Dart to declare, by written notice to HHH, that it has elected to invoke this clause (a) and declare this Agreement to have been null and void, ab initio, whereupon, after the giving of such notice, this Agreement shall be null and void, ab initio.

        (b) This Agreement shall be null, void and of no effect, ab initio, if on or before the eighth (8th) Business Day after the date of execution and delivery hereof by Dart, the Delaware Court of Chancery issues any order, writ, injunction or decree restraining, enjoining or prohibiting in any way the effectiveness of this Agreement or the consummation of any of the transactions contemplated by this Agreement.

        SECTION 8.2. HHH Bound. All of the provisions of this Agreement shall be binding on and effective with respect to HHH from the date stated in the first sentence of this Agreement. HHH hereby acknowledges that adequate and valid consideration has been received for his agreement to be bound to all of the provisions of this Agreement from this date, notwithstanding Dart's right to elect not to be bound pursuant to SECTION 8.1.

        IN WITNESS WHEREOF, HHH and Dart have executed (or caused to be executed on its behalf) this Agreement as of the date first above written.


                                         /S/ Herbert H. Haft
                                         ------------------------------
                                        Herbert H. Haft


                                        DART GROUP CORPORATION



                                        By: /S/ Ellliot R. Arditti
                                            ----------------------------
                                             Name: Elliot R. Arditti
                                             Title: Sr. Vice President
                                                    Corporate Secretary
Approved and Recommended



/S/ Richard B. Stone
------------------------
Richard B. Stone,
  as Voting Trustee

                                                                       EXHIBIT 1


                               HHH STOCK OWNERSHIP


Dart Group Corporation
122,747 shares of Class A common stock
Options to purchase 129,750 shares of Class A common stock

Trak Auto Corporation
500 shares of common stock
Options to purchase 6,668 shares of common stock

Crown Books Corporation
500 shares of common stock
Options to purchase 30,000 shares of common stock

                                                                       EXHIBIT 2


                               Pending Litigation

1.       Kahn v. Herbert Haft, C.A. No. 13154 (Del. Ch. filed Sept. 29, 1993).

2.       Lou v. Herbert Haft, C.A. No. 13761 (Del. Ch. filed Sept. 23, 1994).

3.       Robert Haft v. Ronald Haft, C.A. No. 13268 (Del. Ch. filed Nov. 23,
         1993).

4.       Ronald Haft v. Herbert Haft, C.A. No. 14425 (Del. Ch. filed July 18,
         1995).

5.       Herbert Haft v. Dart Group Corp., C.A. No. 14685 (Del. Ch. filed Nov.
         6, 1995).

6.       Gloria Haft v. Larry Schafran, C.A. No. 14620 (Del. Ch. filed Oct. 18,
         1995).

7. Dart Group Corp. v. Herbert Haft, C.A. No. CAL95-02302 (Prince George's County, Md. Cir. Ct. filed Feb. 10, 1995).

8. Dart Group Corp. v. Herbert Haft, C.A. No. CAL96-26474 (Prince George's County, Md. Cir. Ct. filed Dec. 17, 1996).

9. Dart Group Corp. v. Herbert Haft, C.A. No. 96-CV-2788 (D.D.C. filed Dec. 17, 1996).

                                                                       EXHIBIT 3


                                   CPI DEBTORS


Combined Properties Incorporated
Combined Properties Limited Partnership
Haft Equities-Bladen Limited Partnership
Combined Properties/Ontario Limited Partnership
Haft Equities-Rose Hill Limited Partnership
Haft Equities-Sully Plaza Limited Partnership
Combined Properties/Reseda Associates Limited Partnership
Trak Chicago Limited Partnership I
Combined Properties/Silver Hill Limited Partnership
Charles County Associates Limited Partnership
Penn-Daw Associates Limited Partnership
Seventy-Fifth Avenue Associates Limited Partnership
1751 Columbia Road Limited Partnership
Sugarland Plaza Limited Partnership
Rock Creek Village Associates Limited Partnership

                                                                      EXHIBIT 11

                WAIVER, CONSENT AND DISCLAIMER BY HERBERT H. HAFT


         THIS WAIVER, CONSENT AND DISCLAIMER BY HERBERT H. HAFT ("Waiver, Consent and Disclaimer") is made as of the _____ day of September, 1997 by HERBERT H. HAFT, personally ("HHH"), for the benefit and in favor of each of RONALD S. HAFT ("RSH"), DART GROUP CORPORATION ("Dart"), and TRAK AUTO CORPORATION.

                                   WITNESSETH:

         WHEREAS, Dart and HHH have entered into a Settlement Agreement dated September ___, 1997 (the "Settlement Agreement") wherein they agree to settle certain disputes on terms and conditions set forth therein; and

         WHEREAS, in furtherance of the consummation of the Settlement Agreement and the transactions provided for therein, HHH makes this Waiver, Consent and Disclaimer.

         NOW, THEREFORE, in consideration of the foregoing, one Dollar ($1.00) in hand paid, the reliance by RSH, Dart and Trak Auto Corporation on the contents of this Waiver, Consent and Disclaimer, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, HHH hereby states as follows:

1. The foregoing recitals are incorporated in the text of this Waiver, Consent and Disclaimer as if fully set forth herein.

2. HHH hereby waives, disclaims and disavows any right, title or interest, direct or indirect, in any shares of Dart Class B Common Stock formerly held by Haft Equities-General Limited Partnership and distributed by HHH to RSH, Robert
M. Haft, and Linda G. Haft pursuant to HHH's letter dated August 4, 1993, a copy of which is attached hereto as Exhibit A. HHH hereby consents to the delivery to Dart by RSH on behalf of himself and as the duly authorized representative of Haft Equities General Limited Partnership of a written waiver of any claim of right, title or interest in and to such shares.

3. HHH hereby confirms and acknowledges that he has no objection to the dismissals of RSH and Combined Properties, Incorporated ("CPI") as defendants in that certain case styled Dart Group Corporation v. Herbert H. Haft, et. al., Case No. 95-02302, pending in the Circuit Court for Prince George's County,

Maryland (the "Pennsy Case"), and in furtherance thereof, HHH agrees that he will at Dart's and RSH's request advise the court that he does not oppose motions filed by Dart in the Pennsy Case on or about October 20, 1995, or renewals thereof, to dismiss Dart's claims against RSH and CPI and the counterclaims of RSH and CPI against Dart.

4. This Waiver, Consent and Disclaimer and the contents hereof are irrevocable and effective as of the date hereof, and the same may be relied upon by Dart Group Corporation, Trak Auto Corporation and such other persons and entities as have an interest in the subject matter hereof.

5. In making this Waiver, Consent and Disclaimer, HHH hereby acknowledges and affirms that he has read the same, and has had its contents explained to him to his satisfaction by his own legal counsel, that he has received adequate, fair, good and valuable consideration in respect hereof, and that it is HHH's intention that the waivers, consents, disclaimers, acknowledgments and affirmations herein contained shall be forever binding upon him, his representatives, successors and assigns, and operate as an estoppel for all purposes with respect to the matters herein contained.


                                          -------------------------------
                                          HERBERT H. HAFT, personally


CITY OF WASHINGTON
DISTRICT OF COLUMBIA

         On this ____ day of September, 1997, before me personally appeared Herbert H. Haft, known to me (or satisfactorily proven) to be the person whose name is subscribed to the above Waiver, Consent and Disclaimer of Herbert H. Haft, and acknowledged that he executed the same for the purposes therein contained.

         IN WITNESS WHEREOF, I have hereunto set my hand and official seal.


                                          -------------------------------
                                                            Notary Public

My Commission Expires:

---------------------

                                                                      EXHIBIT 14

                                     FORM OF
                                 MUTUAL RELEASE

         THIS MUTUAL RELEASE (this "RELEASE"), dated as of _____________1, 1997, by and among (1) each of Dart Group Corporation, a Delaware corporation ("DART"), Crown Books Corporation, a Delaware corporation, Trak Auto Corporation, a Delaware corporation, Dart/SFW Corp., a Delaware corporation, SFW Holding Corp., a Delaware corporation, Shoppers Food Warehouse Corp., a Delaware corporation, and Total Beverage Corporation, a Delaware corporation (collectively, the "DART COMPANIES"), and (2) Herbert H. Haft ("HHH") is being delivered pursuant to that certain Settlement Agreement, dated July 14, 1997, by and between Dart Group Corporation and HHH (the "SETTLEMENT AGREEMENT"). Except as otherwise defined herein, capitalized terms used in this Release shall have the meanings ascribed to such terms in the Settlement Agreement.

                                   WITNESSETH:

         WHEREAS, Dart and HHH are parties to the Settlement Agreement, pursuant to which they have agreed to the settlement of certain lawsuits and other disputes between HHH and the Dart Companies, on the terms and subject to the conditions set forth therein;

         WHEREAS, to implement the Settlement Agreement the parties hereto have agreed to enter into this Release.

         NOW, THEREFORE, for and in consideration of Dart and HHH entering into the Settlement Agreement and of the closing of the transactions contemplated thereby, for the promises and agreements therein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         SECTION 1. Release by Dart and Affiliates. The Dart Companies, for (a) themselves and their respective administrators, successors, assigns and Affiliates, and (b) their respective present and former officers, directors, employees, stockholders, attorneys (excluding Wilmer, Cutler & Pickering and its partners ("WCP")) and agents, as provided in this Section 1 and in Section 6 (collectively, the "DART RELEASE PARTIES"), hereby permanently, irrevocably and

----------------------

1        To be dated the Closing Date
unconditionally release and forever discharge HHH, and his heirs, executors, administrators, successors, assigns and present and former employees, attorneys (excluding WCP) and agents (collectively, the "HHH RELEASE PARTIES"), from any and all manner of claims, demands, damages, actions, causes of action, contracts, agreements, charges, sums of money, claims for attorneys' fees and lawsuits of every kind and description whatsoever, at law or in equity, whether known or unknown, now existing or which may hereafter arise under the laws of the United States (including without limitation the federal securities laws), any State or territory thereof including without limitation their respective securities laws, or any other jurisdiction, for or by reason of any matter, cause, or thing whatsoever on or prior to the date hereof, or that may arise after the date hereof based on facts occurring, or omissions made, prior to the date hereof, regardless of whether future damages may result therefrom, except as provided in Section 5 hereof (collectively, "Claims") against the HHH Release Parties, or any one or more of them,

            SECTION 2. Release by HHH and Affiliates.

            (a) HHH, for himself and all of the other HHH Release Parties, hereby permanently, irrevocably and unconditionally releases and forever discharges (subject to the limitations set forth in Sections 5 and 6 and the ensuing provisions of this Section 2) the Dart Release Parties from any and all manner of Claims against the Dart Release Parties or any one or more of them, except that GGH, LGH, RMH and RSH is each released by the foregoing provisions of this paragraph only from any one or more Claims arising solely out of acts or omissions occurring in his or her capacity as officer, director, employee, attorney, agent or stockholder of any one or more of the Dart Companies, it being understood that all Claims arising out of acts or omissions by any one or more of them occurring in their capacities as individuals or in any capacity other than as an officer, director, employee, attorney, agent or stockholder for any one or more of the Dart Companies are expressly not released by this paragraph.

            (b) HHH, for himself and all of the other HHH Release Parties, hereby permanently, irrevocably and unconditionally releases and forever discharges each entity that is currently or hereafter becomes controlled by, and 50% or more of the equity interests in which are or become owned by, any one or more of HHH, GGH, LGH, RMH or RSH or any combination of them and subsequently becomes directly or indirectly controlled by, and 50% or more of the equity interests in which are or become owned by, any one or more of the Dart Companies (a "DART ACQUIRED ENTITY"), from any and all manner of Claims (except as provided in Sections 5 or 6 hereof) that any HHH Release Party may now or hereafter have in connection with the Heads of Agreement, the Heads of Agreement II, and/or that certain Indemnification Agreement, dated as of July 31,

1994, by HHH and Ronald S. Haft for the benefit of Gloria, Robert and Linda Haft (as guaranteed by various partnerships and corporations, including, without limitation, Combined Properties/Ontario Limited Partnership, 3301 Pennsy Drive Associates Limited Partnership, Haft/Equities-Sully Plaza Limited Partnership, Combined Properties/Forbes Boulevard Limited Partnership and CP/Forbes Boulevard), that certain Settlement Agreement dated as of August 16, 1996, between RSH and HHH, and any other agreement pursuant to which any entity which is now or hereafter becomes a Dart Acquired Entity is jointly, severally, or jointly and severally liable as guarantors or indemnitors with respect to any obligations of RSH, HHH or any entity directly or indirectly controlled by RSH or HHH. This release shall not be effective as to any Dart Acquired Entity unless and until one or more Dart Release parties shall have at any time on or after the date hereof, individually or collectively, directly or indirectly, controlled or owned 50% of the equity interests of such Dart Acquired Entity. As used herein, "Entity" does not include an individual human being.

         SECTION 3. Non-assignment. Each of the Dart Release Parties represents and warrants to the HHH Release Parties that such Dart Release Party has not assigned or transferred to any other person or entity any claim such Dart Release Party has or may have arising out of or by reason of any matter, cause or thing whatsoever occurring prior to the date hereof against any of the HHH Release Parties. Likewise, each HHH Release Party has not assigned or transferred to any other person or entity any claim such HHH Release Party has or may have arising out of or by reason of any matter, cause or thing whatsoever occurring prior to the date hereof against any of the Dart Release Parties.

         SECTION 4. Non-acquisition. Each of the Dart Release Parties covenants to each of the HHH Release Parties that such Dart Release Party will not knowingly acquire, purchase or otherwise obtain any claim arising out of or by reason of any matter, cause or thing whatsoever against any of the HHH Release Parties. Likewise, each of the HHH Release Parties covenants to the Dart release Parties that such HHH Release Party will not knowingly acquire, purchase or otherwise obtain any claim arising out of or by reason of any matter, cause or thing whatsoever against any of the Dart Release Parties. Claims arising under the Settlement Documents shall be excluded form the covenants set forth in this
Section 4.

         SECTION 5. Excluded Claims. Notwithstanding any other provisions of this Release, this Release shall not affect any rights or claims of any Dart Release Party or any HHH Release Party arising under or preserved in Section 2.1 of the Settlement Documents.

         SECTION 6. No Release of Other Hafts or Partnerships or Corporations other than Dart and Dart Affiliates. Notwithstanding any other provision of this Release, neither GGH, LGH, RMH or RSH, nor any partnerships or corporations other than Dart and Dart Affiliates shall be deemed to be among the persons constituting either Dart Release Parties, Dart Acquired Entities or HHH Release Parties for purposes of this Release, provided, that GGH, LGH, RMH and RSH shall constitute Dart Release Parties for purposes of all matters (a) arising out of or relating to their prior positions as officers, directors, employees, agents or stockholders of any of the Dart Companies or (b) with respect to which they at any time have a right of indemnification from or against any of the Dart Companies as officers, directors, employees, agents or designees. Nothing in this Release shall be construed to affect any Claims by the Dart Release Parties, Dart Acquired Entities or the HHH Release Parties against or any one or more of GGH, LGH, RMH and RSH and any one or more partnerships or corporations other than Dart and Affiliates of Dart to which this Release has become effective, except that the HHH Release Parties hereby release all claims they may have against any of GGH, LGH, RMH and RSH (a) arising out of or relating to their prior positions as offices, directors, employees, agents or shareholders of any of the Dart Companies or (b) with respect of which they at any time have a right of indemnification as officers, directors, employees, agents or designees from or against any of the Dart Companies, it being understood that the immediately preceding subclauses (a) and (b) shall not in any manner constitute a release by the HHH Release Parties of any of GGH, RMH, LGH, or RSH to the extent of any obligations of any such parties to HHH created under any one or more of Heads of Agreement, Heads of Agreement II and/or that certain Indemnification Agreement dated as of July 31, 1994 by HHH and RSH for the benefit of GGH, RMH and LGH. Without limitation of the foregoing, nothing in this document releases RSH or any Combined Entities from any obligations incurred by them or liabilities they may have under the Settlement Agreement dated as of August 16, 1996, as amended, including without limitation, obligations and liabilities under all agreements and documents executed, delivered and released in connection with the closing held under such Settlement Agreement.

         SECTION 7. Waivers. No delay on the part of a party hereto in exercising any right, power or privilege granted hereunder shall operate as a waiver thereof, and no purported waiver of any default, breach or violation of any term or provision contained herein shall be deemed to be a waiver of such term or provision unless the waiver is in writing and signed by the waiving party. No such waiver shall in any event be deemed a waiver of any subsequent or other default, breach or violation. The rights or remedies herein expressly specified are cumulative and not exclusive of any other rights and remedies which the parties would otherwise have.

         SECTION 8. Severability; Enforceability. In case any provision of this Release shall be held to be illegal, invalid or unenforceable under present or future laws effective while this Release remains in effect, the legality, validity and Enforce ability of the remaining provisions will no in any way be affected or impaired thereby.

         SECTION 9. Governing Law. THIS RELEASE WILL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REGARD TO ITS PRINCIPLES CONCERNING CONFLICTS OF LAW, AND ANY ACTIONS UNDER THIS RELEASE SHALL BE BROUGHT EXCLUSIVELY IN THE COURTS OF THE STATE OF DELAWARE OR THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF DELAWARE.

         SECTION 10. No Limitation by Other Releases. The Dart Release Parties and the HHH Release Parties specifically recognize that any and all releases specifically mentioned herein in no way shall be construed to limit this Release as to any claims not specifically mentioned herein, as it is the intent of the Dart Release Parties and the HHH Release Parties to release any and all claims, known or unknown, against each other.

         SECTION 11. Due Diligence. The Dart Release Parties and the HHH Release Parties specifically warrant that they have exercised due diligence to ascertain the extent of rights, if any, concerning any claims against each other, including but not limited to any and all claims which are, were, or could have been asserted prior to the date of this Release, and hereby forever waive the right to bring such claims, whether or not specifically mentioned in this Release.

         SECTION 12. Different Facts. The Dart Release Parties and the HHH Release Parties specifically acknowledge that the facts with respect to which this Release is executed may turn out to be other than or different from the facts now known to or believed by them to be true, and that they therefore expressly assume the risk of the facts turning out to be different and agree that this Release shall be in all respects effective and not subject to termination or rescission by reason of any different facts.

         SECTION 13. Counterparts. This Release may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the undesigned have executed, or have caused this Release to be executed on their behalf, on the date first written above.

Attest:                                DART GROUP CORPORATION


                                       By:
-------------------------------           -------------------------------
Elliot R. Arditti, Secretary              Richard B. Stone
                                          Chairman of the Executive
                                          Committee of the Board of Directors

Attest:                                CROWN BOOKS CORPORATION


                                       By:
-------------------------------           -------------------------------
Elliot R. Arditti, Secretary              Richard B. Stone
                                          Chairman of the Executive
                                          Committee of the Board of Directors

Attest:                                TRAK AUTO CORPORATION


                                       By:
-------------------------------           -------------------------------
Elliot R. Arditti, Secretary              Richard B. Stone
                                          Chairman of the Executive
                                          Committee of the Board of Directors

Attest:                                DART/SFW CORP.


                                       By:
-------------------------------           -------------------------------
Elliot R. Arditti, Secretary              Name:
                                          Title:

Attest:                                SFW HOLDING CORP.


                                       By:
-------------------------------           -------------------------------
Elliot R. Arditti, Secretary              Name:
                                          Title:



Attest:                                SHOPPERS FOOD WAREHOUSE CORP.


                                       By:
-------------------------------           -------------------------------
Elliot R. Arditti, Secretary              Name:
                                          Title:


Attest:                                TOTAL BEVERAGE CORPORATION


                                       By:
-------------------------------           -------------------------------
Elliot R. Arditti, Secretary              Name:
                                          Title:


-------------------------------        ----------------------------------
Witness                                HERBERT H. HAFT

                                                                      EXHIBIT 19

                    CONTRIBUTION AND SUBORDINATION AGREEMENT


         THIS CONTRIBUTION AND SUBORDINATION AGREEMENT (this "Agreement"), dated __________ __, 1997, is made by and among, Dart Group Corporation, A Delaware corporation ("Dart"), HHH/RSH Tier II Limited Partnership, a Maryland limited partnership (the "Retained Partnership"), Ronald S. Haft (RSH"), Herbert H. Haft ("HHH"), the Releasing Guarantors listed on Schedule 1 hereto and the Released Guarantors listed on Schedule 2 hereto.

                                    Recitals

A. It is contemplated that Dart may make a $10 million loan (the "RSH/HHH Loan") pursuant to the RSH/HHH Loan Agreement (as such term is defined in the Settlement Agreement dated as of August 18, 1997, among Dart, certain Affiliates of Dart, Robert M. Haft, Gloria G. Haft and Linda G. Haft (the "Settlement Agreement")), repayment of which would be secured in party by, among other things, all of HHH and RSH's rights, title and interest in and to the Collateral (as defined in Section 2(a) of this Agreement) and the Retained Partnership.

B. All of the parties to this Agreement, except Dart and the Retained Partnership, are parties to an Indemnification Agreement, dated as of July 31, 1994 (the "Indemnification Agreement"), under which HHH and RSH agreed to indemnify Robert M. Haft ("RMH"), Gloria G. Haft ("GGH") and Linda G. Haft ("LGH") and collectively "RGH") with respect to, among other things, "all claims . . . made or incurred by, or asserted against, any of [RGL]" in connection with all liabilities or obligations that RMH, LGH or GGH may have in connection with "all partnership, corporate and individually held interest of the Haft Family in that collection of entities, through which the Haft Family owns, operates or manages their privately held warehouses (the
         "Combined Entities") . . . ." The Combined Entities, which include guaranteed these indemnification obligations of HHH and RSH to RGL. Each of the Combined Entities has certain rights to seek contribution from the other Combined Entities in the event that it pays more than its share of any of the guaranteed indemnification obligations.

C. If Dart makes the RSH/HHH Loan, the Retained Partnership, pursuant to the terms and provisions of that certain Retained Partnership Guaranty, will become a Guarantor under the Indemnification Agreement.

D. Dart is unwilling to make the RSH/HHH Loan unless the Releasing Guarantors (1) release all rights of contribution they may have against the Released Guarantors, and (2) subordinate any claims they now have, or may hereafter have in the Collateral to the claims of Dart.

                                   Agreements

         NOW THEREAFTER, to induce Dart to enter into the RGL Settlement Agreement, to enter into the RSH/HHH Loan Agreement and to make the loans contemplated thereunder, the parties hereto hereby agree as follows:

         1. Release of Released Guarantors. Each of the Releasing guarantors irrevocably and unconditionally hereby releases each of the Released Guarantors from any and all manner of claims, demands, damages, actions, causes of action, contracts, agreements, charges, sums of money, claims for attorney's fees and lawsuits of every kind and description whatsoever, in law or equity, whether known or unknown, for contribution, or otherwise (a "Claim") under, or in connection with, the Indemnification Agreement, that certain Settlement Agreement dated as of August __, 1997 between RSH and HHH, and any other agreements pursuant to which any of the Released Guarantors are jointly, severally, or jointly and severally liable in any respect to HHH, RSH, RMH, GGH, LGH or any entity directly or indirectly controlled by one or more of such persons.

         2. Subordination of Claims.

            (a) Subordination of Claims. Any Claim, however arising, which any Releasing Guarantor may now or hereafter have in or against or with respect to any of the Collateral shall be subject, junior and subordinate to any Claim that Dart or any affiliate of Dart now or hereafter has against the Guarantors for, or with respect to any Collateral for, the obligations owing to Dart under the RSH/HHH Loan and to any unsecured Claim or Dart or any affiliate of Dart against any Guarantor or the Retained Partnership to the extent that Dart or such affiliate has any secured or unsecured Claims arising in connection with or relating to the RSH/HHH Loan. The term "Collateral" shall mean: (i) all general and limited partnership interest or shares in Combined Property/Forbes Limited Partnership, CP/Forbes Boulevard, Inc., Haft/Equities-Sully Plaza Limited Partnership, Combined Property/Ontario Limited Partnership and 3301 Pennsy Drive Associates Limited Partnership (collectively, the "Collateral Entities"); and
(ii) all property of and interests in the property of the Collateral Entities and of the Retained Partnership, whenever acquired and wherever located, that is collateral security for the indebtedness to Dart arising under the RSH/HHH Loan, including, without limitation, any direct or indirect interests in the Rolling Valley, Maryland

City and Sully shopping centers and the 4600 Forbes Boulevard office building (but excluding any other property or interest of RSH, HHH or of the Releasing guarantors that may hereafter be acquired by any of the Collateral Entities or the Retained Partnership, if and to the extent such acquisition was for less than fair value.

            (b) Extent of Subordination. The subordinations and priorities specified herein are applicable irrespective of the time, manner or order of attachment or perfection of any security interest in the Collateral, or the time or order of filing of any financing statements, or the giving or failure to give notice of the acquisition or expected acquisition of any purchase money security interest or other security interest. Such subordinations and priorities shall remain effective notwithstanding the amendment or modification of the documents governing the FSH/HHH Loan or governing the grant of any security interest in the Collateral to secure repayment of the indebtedness arising under the RSH/HHH Loan or the commencement of a case by or against either Dart of any obligor under the RSH/HHH Loan under Title 11 of the United States Code or any similar insolvency or moratorium laws; except that such subordination shall not be effective to the extent that Dart hereafter increases the principal amount owing under the RSH/HHH Loan or extends the maturity date thereof.

            (c) Standstill. Until all of the obligations owed to Dart, or any affiliate of Dart, under the HHH/RSH Loan have been paid in full, no Releasing Guarantor shall accept any payment from the Retained Partnership or any entity constituting (or the partnership interest in which, or capital stock of which, constitute) a part of the Collateral. Each Releasing Guarantor agrees to refrain from taking any action against the Collateral unless it shall have obtained Dart's prior written consent or Dart shall have been repaid in full for all amounts owing under the RSH/HHH Loan. No Releasing Guarantor shall obtain or take any action to obtain any judgment under which it could attach or seize any of the Collateral in any way until Dart shall have been repaid in full for all amounts owing under the RSH/HHH Loan. If, prior to the repayment in full of the RSH/HHH Loan, an RGH Release Party has been granted or otherwise obtains possession of Collateral then, in addition to any obligations or remedies imposed or provided under the Uniform Commercial Code (the "UCC") or other applicable law, the RGL Release Parties shall hold such Collateral, any right, title or interest therein and any proceeds thereof in trust for the Dart Companies (the "Trust Property"), and turn over such Trust Property to the Dart Companies as soon as practicable.

            (d) Rights on Default. Each Releasing Guarantor acknowledges that Dart has and is entitled to exercise all of the rights and remedies of a secured creditor under the UCC with respect to the Collateral, including, without limitation, the right to take possession of and dispose of the Collateral after an event of default, and to accept the Collateral as discharge of the obligations under the RSH/HHH Loan to the extent permitted under the UCC. If Dart were to elect to sell the Collateral in a public or private sale, conducted in accordance with the UCC, any purchaser of all or any part of the Collateral shall take such Collateral free and clear of all rights and interests of any of the Releasing Guarantors (including, without limitation, any rights or interests of any of the RGL Releasing Guarantors in the property or assets of any of the Collateral Partnerships(, and the Releasing Guarantors shall have such rights and interests in and to the proceeds of any such sale, after payment in full of all obligations owed to Dart or any affiliate of Dart under the HHH/RSH Loan, as may be provided under the UCC.

         3. No Challenge to Dart Company Rights in the Collateral.

         No Releasing Guarantor shall challenge the attachment, validity, perfection, priority or extent of any Claim of Dart or any affiliate of Dart in the Collateral or with respect to the Retained Partnership in any judicial, administrative or alternative dispute resolution proceeding.

         4. Waivers.

         No delay on the part of a party hereto in exercising any right, power or privilege granted hereunder shall operate as a waiver thereof, and no purported waiver of any default, breach or violation of any term or provision contained herein shall be deemed to be a waiver of such term or provision unless the waiver is in writing and signed by the waiving party. No such waiver shall in any event be deemed a waiver of any subsequent or other default, breach or violation. The rights or remedies herein expressly specified are cumulative and not exclusive of any other rights and remedies which the parties would otherwise have.

         5. Severability; Enforceability.

         In case any provision of this Agreement shall be held to be illegal, invalid or unenforceable under present or future laws effective while this Agreement remains in effect, the legality, validity and enforceability of the remaining provisions will not in any way be affected or impaired thereby.

         6. Governing Law.

         This Agreement will be governed by and construed in accordance with the laws of the Commonwealth of Virginia, without regard to its principles concerning conflicts of law, and any actions under this Agreement may be brought in the courts of the Commonwealth of Virginia or the United States District Court for the Eastern District of Virginia.

         7. Different Facts.

         Each Releasing guarantor specifically acknowledges that the facts with respect to which this Agreement is executed may turn out to be other than or different from the facts now known to or believed by it to be true, and that it therefore expressly assumes the risk of the facts turning out to be different and agrees that this Agreement shall be in all respects effective and not subject to termination or rescission by reason of any different facts.

         8. Notices.

         Notices given in connection with this Agreement shall be in writing and be deemed to have been given when actually received by telecopy or otherwise or five (5) days after being deposited in the United States mail, postage prepaid, addressed to a party hereto at the address set forth below such party's signature to this Agreement, or to such other address designated by such party by notice to each other party.

         9. Counterparts.

         This Agreement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

         10. Additional Parties.

         HHH agrees that on and after the date hereof he shall cause any entities that he now or hereafter controls, directly or indirectly, which entities are or become indemnitors/guarantors under the Indemnification Agreement to become parties hereto and to execute and deliver to Dart, the Retained Partnership and RSH a counterpart hereof.

         RSH agrees that on and after the date hereof, he shall cause any entities that he now or hereafter controls, directly or indirectly, which entities are or become indemnitors/guarantors under the Indemnification Agreement to become parties hereto and to execute and deliver to Dart, the Retained Partnership and HHH a counterpart hereof.

         11. Amendments.

         This Agreement may be amended only by a writing signed by duly authorized representatives of all parties hereto.

         In WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                     DART GROUP CORPORATION


                                     By:
                                        -----------------------------------
                                     Name:
                                     Title:

                                     Address:
                                             ------------------------------

                                        -----------------------------------

                                        -----------------------------------

COMBINED PROPERTIES/ONTARIO              HAFT EQUITIES-BLADEN LIMITED
LIMITED PARTNERSHIP                      PARTNERSHIP

By:   CP Holdings CA, Inc., General      By:   CP Holdings MD, Inc., General
         Partner                               Partner

      By: _________________________      By: _________________________
          Ronald S. Haft, President          Ronald S. Haft, President

Address:                                 Address:
        ------------------------------            ------------------------------

        ------------------------------            ------------------------------

        ------------------------------            ------------------------------

3301 PENNSY DRIVE ASSOCIATES             LEE AND HARRISON PARTNERSHIP
LIMITED PARTNERSHIP

By:   CP Holdings MD, Inc., General      By:   CP Holdings MD, Inc., General
         Partner                               Partner

      By: _________________________      By: _________________________
          Ronald S. Haft, President          Ronald S. Haft, President

Address:                                 Address:
        ------------------------------            ------------------------------

        ------------------------------            ------------------------------

        ------------------------------            ------------------------------


HAFT/EQUITIES SULLY PLAZA                ROCK CREEK VILLAGE
LIMITED PARTNERSHIP                      ASSOCIATES LIMITED
                                         PARTNERSHIP

By:   CP Holdings VA, Inc., General      By:   CP Holdings MD, Inc., General
         Partner                               Partner

      By: _________________________      By: _________________________
          Ronald S. Haft, President          Ronald S. Haft, President

Address:                                 Address:
        ------------------------------            ------------------------------

        ------------------------------            ------------------------------

        ------------------------------            ------------------------------

COMBINED PROPERTIES/FORBES               HAFT EQUITIES-ROSE HILL
BOULEVARD LIMITED                        LIMITED PARTNERSHIP
PARTNERSHIP

By:   CP/Forbes Boulevard, Inc.,         By:   CP Holdings VA, Inc., General
      General Partner                          Partner

      By: _________________________      By: _________________________
          Ronald S. Haft, President          Ronald S. Haft, President

Address:                                 Address:
        ------------------------------            ------------------------------

        ------------------------------            ------------------------------

        ------------------------------            ------------------------------

CP/FORBES BOULEVARD INC.


      By: _________________________
          Ronald S. Haft, President

Address:
        ------------------------------

        ------------------------------

        ------------------------------


COMBINED PROPERTIES/RESEDA               1751 COLUMBIA ROAD LIMITED
ASSOCIATES LIMITED                       PARTNERSHIP
PARTNERSHIP

By:   CP Holdings CA, Inc., General      By:   CP Holdings VA, Inc., General
         Partner                               Partner

      By: _________________________      By: _________________________
          Ronald S. Haft, President          Ronald S. Haft, President

Address:                                 Address:
        ------------------------------            ------------------------------

        ------------------------------            ------------------------------

        ------------------------------            ------------------------------

COMBINED                                 CHARLES COUNTY ASSOCIATES
PROPERTIES/MONTEBELLO                    LIMITED PARTNERSHIP
LIMITED PARTNERSHIP

By:   CP Holdings CA, Inc., General      By:   CP Holdings MD, Inc., General
         Partner                               Partner

      By: _________________________      By: _________________________
          Ronald S. Haft, President          Ronald S. Haft, President

Address:                                 Address:
        ------------------------------            ------------------------------

        ------------------------------            ------------------------------

        ------------------------------            ------------------------------

                                         PENN-DAW ASSOCIATES LIMITED
                                         PARTNERSHIP

                                         By:   CP Holdings VA, Inc., General
                                               Partner

                                         By: _________________________
                                             Ronald S. Haft, President

                                         Address:
                                                  ------------------------------

                                                  ------------------------------

                                                  ------------------------------

COMBINED PROPERTIES/SILVER               ARROW LEASE ACQUISITION
HILL LIMITED PARTNERSHIP                 LIMITED PARTNERSHIP

By:   CP Holdings MD, Inc., General      By:   CP Holdings MD, Inc., General
         Partner                               Partner

      By: _________________________      By: _________________________
          Ronald S. Haft, President          Ronald S. Haft, President

Address:                                 Address:
        ------------------------------            ------------------------------

        ------------------------------            ------------------------------

        ------------------------------            ------------------------------

COMBINED PROPERTIES/40 WEST              CP ACQUISITION LIMITED
LIMITED PARTNERSHIP                      PARTNERSHIP

By:   CP Holdings MD, Inc., General      By:   CP Holdings MD, Inc., General
         Partner                               Partner

      By: _________________________      By: _________________________
          Ronald S. Haft, President          Ronald S. Haft, President

Address:                                 Address:
        ------------------------------            ------------------------------

        ------------------------------            ------------------------------

        ------------------------------            ------------------------------

COMBINED                                 CP/GREENBRIAR RETAIL
PROPERTIES/GREENWAY CENTER               INVESTMENTS LIMITED
LIMITED PARTNERSHIP                      PARTNERSHIP

By:   CP Holdings MD, Inc., General      By:  CP Greenbriar Retail Inc., General
         Partner                              Partner

      By: _________________________      By: _________________________
          Ronald S. Haft, President          Ronald S. Haft, President

Address:                                 Address:
        ------------------------------            ------------------------------

        ------------------------------            ------------------------------

        ------------------------------            ------------------------------

COMBINED PROPERTIES/BRIGGS               CM/CP GREENBRIAR OFFICE
CHANEY PLAZA LIMITED                     INVESTMENTS LIMITED
PARTNERSHIP                              PARTNERSHIP

By:   CP Holdings MD, Inc., General      By:  CP Greenbriar Office Inc., General
         Partner                              Partner

      By: _________________________      By: _________________________
          Ronald S. Haft, President          Ronald S. Haft, President

Address:                                 Address:
        ------------------------------            ------------------------------

        ------------------------------            ------------------------------

        ------------------------------            ------------------------------

COMBINED PROPERTIES VIRGINIA             SUGARLAND PLAZA LIMITED
PLAZA LIMITED PARTNERSHIP                PARTNERSHIP

By:   CP Holdings VA, Inc., General      By:   Sugarland Plaza Inc., General
         Partner                               Partner

      By: _________________________      By: _________________________
          Ronald S. Haft, President          Ronald S. Haft, President

Address:                                 Address:
        ------------------------------            ------------------------------

        ------------------------------            ------------------------------

        ------------------------------            ------------------------------

COMBINED PROPERTIES/BULL RUN             CAPITAL RESOURCES LIMITED
LIMITED PARTNERSHIP                      PARTNERSHIP

By:   Bull Run, Inc., General            By:  Capital Resources I Corp., General
         Partner                              Partner

      By: _________________________      By: _________________________
          Ronald S. Haft, President          Ronald S. Haft, President

Address:                                 Address:
        ------------------------------            ------------------------------

        ------------------------------            ------------------------------

        ------------------------------            ------------------------------


CP ACQUISITION II LIMITED                COMBINED PROPERTIES LIMITED
PARTNERSHIP                              PARTNERSHIP

By:   CPALP, Inc., General               By:   CP Holdings MD, Inc., General
         Partner                               Partner

      By: _________________________      By: _________________________
          Ronald S. Haft, President          Ronald S. Haft, President

Address:                                 Address:
        ------------------------------            ------------------------------

        ------------------------------            ------------------------------

        ------------------------------            ------------------------------

MCLEAN CHAIN BRIDGE LIMITED              RETAIL LEASE ACQUISITION
PARTNERSHIP                              LIMITED PARTNERSHIP

By:   CP Holdings VA, Inc., General      By:   CP Holdings MD, Inc., General
         Partner                               Partner

      By: _________________________      By: _________________________
          Ronald S. Haft, President          Ronald S. Haft, President

Address:                                 Address:
        ------------------------------            ------------------------------

        ------------------------------            ------------------------------

        ------------------------------            ------------------------------

TRAK CHICAGO LIMITED                     COMBINED PROPERTIES
PARTNERSHIP I                            INCORPORATED

By:   CP Holdings MD, Inc., General      By: _________________________
         Partner                              Ronald S. Haft, President

      By: _________________________      Address:
          Ronald S. Haft, President               ------------------------------

                                                  ------------------------------

                                                  ------------------------------
Address:
        ------------------------------

        ------------------------------

        ------------------------------


HAFT EQUITIES GENERAL LIMITED            CP/GREENBRIAR OFFICES, INC.
PARTNERSHIP

By:   CP Holdings MD, Inc., General      By: _________________________
         Partner                              Ronald S. Haft, President

      By: _________________________      Address:
          Ronald S. Haft, President               ------------------------------

                                                  ------------------------------

                                                  ------------------------------
Address:
        ------------------------------

        ------------------------------

        ------------------------------

SEVENTY-FIFTH AVENUE LIMITED             CP/GREENBRIAR RETAIL, INC.
PARTNERSHIP

By:   CP Holdings MD, Inc., General      By: _________________________
         Partner                              Ronald S. Haft, President

      By: _________________________      Address:
          Ronald S. Haft, President               ------------------------------

                                                  ------------------------------

                                                  ------------------------------
Address:
        ------------------------------

        ------------------------------

        ------------------------------

RSH/HHH TIER II LIMITED                  CPALP, INC.
PARTNERSHIP

By:                                      By:
   -----------------------------------      ------------------------------------
                        ,President             Ronald S. Haft, President
   ---------------------

Address:                                 Address:
        ------------------------------            ------------------------------

        ------------------------------            ------------------------------

        ------------------------------            ------------------------------


BULL RUN, INC.

          By: ________________________
              Ronald S. Haft, President

         The undersigned, Herbert H. Haft, hereby agrees to be bound by the terms of this Agreement personally and in his capacity as an officer and general partner of the Combined Entities to the extent that the undersigned is an officer or general partner of any of the Combined Entities.


                                    -------------------------------------
                                      Herbert H. Haft


         The undersigned, Ronald S. Haft, hereby agrees to be bound by the terms of this Agreement personally and in his capacity as an officer and general partner of the Combined Entities to the extent that the undersigned is an officer or general partner of any of the Combined Entities.

                                    -------------------------------------
                                      Ronald S. Haft

                                                                     EXHIBIT  21


                               FORM OF JUNE NOTE
                               -----------------

                                PROMISSORY NOTE

$9,250,000                                             ____________ ___, 1997(1)

         FOR VALUE RECEIVED, DART GROUP CORPORATION, a Delaware corporation (the "MAKER"), promises to pay to the order of Herbert H. Haft, or assigns (the "PAYEE" or the "HOLDER"), at 2501 30th Street, Washington, D.C. 20008, or at such other place as the Holder of this Note may from time to time designate by written notice delivered to the Maker, on June 1, 1998 (the "MATURITY DATE"), the principal amount of Nine Million Two Hundred Fifty Thousand and 00/100 Dollars ($9,250,000), or so much thereof as may remain outstanding, together with simple interest on the unpaid principal amount hereof from (and including) the date hereof to (but excluding) the date the entire unpaid principal amount hereof shall have been paid in full, at a rate per annum (computed on the basis of a 360-day year comprised of twelve 30-day months) equal to five percent (5%).

         Interest due under this Note shall be payable monthly, in arrears, commencing on ___________, 1997,(2) and continuing on the first day of each month thereafter and on the Maturity Date, when the entire unpaid principal amount hereof, together with all accrued and unpaid interest thereon, shall be due and payable in full. All payment hereunder shall be made in lawful money of the United States of America and in immediately available funds, without any offset, reduction, deduction or diminution.

         This Note is the June Note issued pursuant Section 2.2(b)(i)(B) to that certain Settlement Agreement, dated as of _______, 1997, between the Maker and the Payee (the "SETTLEMENT AGREEMENT"), and is secured by the collateral described in that certain Pledge and Security Agreement granted by Maker to Payee pursuant to Section 2.2(b)(i)(D) of the Settlement Agreement, of even date herewith, (the "PLEDGE AGREEMENT"). The Holder is entitled to the benefits of the Pledge Agreement, and reference is made thereto for a description of the collateral and the rights and remedies of the Holder thereunder. All capitalized terms used herein and not otherwise defined shall have the meanings set forth (or incorporated by reference) in the Settlement Agreement.




---------------

(1)   To be dated the Closing Date.

(2) To be dated the first day of the first month after month in which the Closing Date occurs.

         This Note shall be subject to prepayment at the option of the Maker, in whole or in part and without penalty, at any time and from time to time.

         The entire unpaid principal amount of this Note, and all accrued and unpaid interest hereon, shall be subject to mandatory prepayment upon the occurrence of a Special Transaction.

         The occurrence of one or more of the following events, for any reason whatsoever, shall be an event of default ("EVENT OF DEFAULT") hereunder:

         (a) The Maker fails to make any payment of principal on any Note when due and payable, whether at the Maturity Date, upon mandatory prepayment or by acceleration;

         (b) The Maker fails to make any payment of interest on any Note and such failure continues for more than twenty (20) days after the same shall be due and payable;

         (c) The Maker fails to make any payment of interest or principal on any indebtedness of Maker for borrowed money (other than indebtedness owed by Maker to any Affiliate of Maker) and such failure continues for more than thirty (30) days after any applicable grace periods;

         (d) The Maker is unable to pay its debts generally as they become due, files a petition to take advantage of any insolvency statute, makes an assignment for the benefit of its creditors, or files a petition or answer seeking reorganization or arrangement or similar relief under the federal bankruptcy laws or under the provisions of any other law for the relief or aid of debtors; or

         (e) A court of competent jurisdiction enters an order, judgment or decree appointing a custodian, receiver, trustee, liquidator or conservator of the Maker and such order, judgment or decree continues unstayed and in effect for a period of sixty (60) days, or approves a petition filed against any of the Maker seeking reorganization or arrangement or similar relief under the federal bankruptcy laws, or under the provisions of any other law for the relief or aid of debtors, which petition is not dismissed within sixty (60) days or there is commenced against the Maker any proceeding or petition seeking reorganization, arrangement or similar relief under the federal bankruptcy laws, or under the provisions of any other law for the relief or aid of debtors, which proceeding or petition remains undismissed for a period of sixty
(60) days; or

         (f) Dart shall, or shall permit Trak, Crown, SFW or any other Dart Affiliate to, make any Restricted Payment. As used herein the term "Restricted Payment" means any distribution (whether in cash or in any other form of consideration or asset) or payment in respect of any of shares of capital stock (including without limitation by way of dividend, redemption, repurchase, exchange, split or otherwise) other than (a) regular cash dividends declared and paid no more often than once per quarter on Class A stock of Dart in amounts no greater than those declared for the quarter ended July 31, 1997 or
(b) Restricted Payments to Dart or to a Subsidiary of Dart all of the issued and outstanding capital stock of which is owned by Dart or another wholly-owned subsidiary of Dart or (c) at or after the date of issuance of this Note to Herbert H. Haft or his designee, but not before that date, one or more Restricted Payments by Trak and/or Crown of which Dart receives not less than its pro rata portion (based on its proportion of stock ownership in Trak and/or Crown, as the case may be), and which involve payments to shareholders of Trak and/or Crown other than Dart totaling not more than $7.5 million in the aggregate..

         At any time when an Event of Default has occurred and is continuing, the Holder may by written notice to the Maker declare the entire unpaid principal amount hereof, and all accrued and unpaid interest hereon, to be accelerated, whereupon (1) the entire unpaid principal amount hereof, and all accrued and unpaid interest hereon, shall be immediately due and payable, and
(2) the Holder shall be entitled to exercise any one or more of the rights and remedies exercisable upon an Event of Default under the Pledge Agreement, or as provided at law or in equity. Failure to exercise said option or to pursue such other rights and remedies shall not constitute a waiver of such option or such other rights and remedies or of the right to exercise any of the same in the event of any subsequent Event of Default.

         The Maker promises to pay all costs and expenses (including without limitation reasonable attorneys' fees and disbursements) reasonably incurred by the Payee, after the occurrence of an Event of Default, in connection with the collection hereof or in the protection or realization of any collateral now or hereafter given as security for the repayment hereof (including without limitation the collateral provided under the Pledge Agreement).

         Any payment on this Note coming due on a Saturday, a Sunday, or a day which is a legal holiday in the State of Delaware or the State of Maryland shall be made on the next succeeding business day, and any extension of the time of payment shall be included in the computation of interest hereunder.

         Each Obligor (which term shall include the Maker and all makers, sureties, guarantors, endorsers, and other persons assuming obligations pursuant to this Note) under this Note hereby waives presentment, protest, demand, notice of dishonor, and all other notices, and all defenses and pleas on the grounds of any extension or extensions of the time of payments or the due dates of this Note, in whole or in part, before or after maturity, with or without notice. No renewal or extension of this Note, no release or surrender of any collateral given as security for this Note, no release of any Obligor, and no delay in enforcement of this Note or in exercising any right or power hereunder or under the Pledge Agreement, shall affect the liability of any Obligor.

         No single or partial exercise by the Holder of any right hereunder or under the Pledge Agreement shall preclude any other or further exercise thereof or the exercise of any other rights. No delay or omission on the part of the Holder in exercising any right hereunder shall operate as a waiver of such right or of any other right under this Note.

         Any notice under this Note shall be given in the manner set forth in
Section 11 of the Pledge Agreement.

         Whenever used herein, the words "Maker" and "Holder" and "Obligor" shall be deemed to include their respective successors and assigns.

         This Note shall be governed by and construed under and in accordance with the laws of the State of Delaware.

         The Maker hereby agrees that any action or proceeding under this Note may be commenced against it in any court of record within the State of Delaware. Nothing herein shall affect the right of the Holder to commence legal proceedings or otherwise proceed against the Maker in any other jurisdiction or court.

         IN WITNESS WHEREOF, the undersigned has caused this Note to be duly executed on its behalf as of the day and year first hereinabove set forth.

[SEAL]


ATTEST:                                      DART GROUP CORPORATION


By:                                          By:
   -------------------------                    --------------------------------
   Secretary                                    Name:
                                                Title:


DISTRICT OF COLUMBIA    ) SS:

      I, _______________, Notary Public in and for the jurisdiction aforesaid, do hereby certify that _________________________, who is personally well known to me as the person named as _________________ of Dart Group Corporation, the Maker in the foregoing Note bearing date the ___ day of ____________ 1997, personally appeared before me in said jurisdiction, and as said ______________________ and by virtue of the authority vested in him/her, acknowledged said Note to be the act and deed of said corporation, and that he/she delivered the same as such.

      Witness my hand and official seal this _____ day of ___________ 1997.




                                             -----------------------------------
                                             Notary Public

(Notarial Seal)                              My Commission Expires
                                                                   -------------

                                                                      EXHIBIT 22

                                    FORM OF

                   SECURED NOTE PLEDGE AND SECURITY AGREEMENT

         THIS SECURED NOTES PLEDGE AND SECURITY AGREEMENT (this "AGREEMENT") is made and entered into this ____ day of ________, 199_(1) by DART GROUP CORPORATION, a Delaware corporation ("PLEDGOR"), in favor of the holders of that certain June Promissory Note, of even date herewith, of Pledgor to the order of HHH due June 1, 1998 in the principal amount of $9,250,000 (the "JUNE NOTE"). The holders of the Secured Notes are hereinafter collectively referred to as the Secured Party.

                             W I T N E S S E T H :

         WHEREAS, Pledgor has entered into a Settlement Agreement (as such may be modified, amended or supplemented from time to time, the "SETTLEMENT AGREEMENT") with HHH, dated as of ___________, 1997,* pursuant to which, among other things, Pledgor has issued the Secured Notes to HHH; and

         WHEREAS, all capitalized terms used herein and not defined shall have the meanings set forth (or incorporated by reference) in the Secured Notes.

         NOW, THEREFORE, in consideration of the benefits accruing to Pledgor, the receipt and sufficiency of which are hereby acknowledged, Pledgor hereby makes the following representations and warranties to the Secured Party and hereby covenants and agrees with the Secured Party as follows:

         SECTION 1. Security for Obligations. This Agreement is made by Pledgor to secure:

                 (a) the full and prompt payment and performance when due (whether at the Maturity Date, by mandatory prepayment or by acceleration) of all obligations of Pledgor to Secured Party under the Secured Notes; and

                 (b) the full and prompt performance when due of all obligations of Pledgor to Secured Party under this Agreement; and

                 (b) in the event of any proceeding for the collection or enforcement of any of the obligations referred to in clause (i) above after an Event of Default shall have occurred and be continuing, the reasonable




--------------------

(1) To be dated the Closing Date.

         expenses of retaking, holding, preparing for sale or lease, selling or otherwise disposing or realizing on the Collateral (as hereinafter defined) or of any exercise by the Secured Party of such person's rights hereunder with respect thereto, together with reasonable attorneys' fees and court costs.

         All such obligations, sums and expenses set forth in clauses (a) and
(b) of this Section 1 are hereinafter collectively referred to as the "SECURED OBLIGATIONS".

         SECTION 2.  Certain Definitions.

         As used herein, the term "PLEDGED STOCK" shall mean the shares of common stock owned by the Pledgor and listed on Schedule A to this Agreement, as such Pledged Stock may be adjusted from time to time as provided on Schedule A, and the certificates representing such Pledged Stock.

         As used herein, the term "ISSUER" shall mean, with respect to any of the Pledged Stock, the entity listed as the "ISSUER" of such Pledged Stock on Schedule A.

         SECTION 3.  Pledge.

         3.1. Pledge. To secure the Secured Obligations and for the purposes set forth in Section 1 hereof, Pledgor hereby pledges and assigns and grants to the Secured Party a first priority continuing security interest in all of the following, whether now existing or hereafter acquired (collectively, the "COLLATERAL"):
               (a)  the Pledged Stock;

               (b) all cash, securities, interest, dividends, distributions, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Stock; and

               (c) to the extent not otherwise included, all proceeds of any or all of the foregoing.

         3.2.  Delivery of Stock Certificates.

         (a) Simultaneously with the execution and delivery of this Agreement, Pledgor is delivering to the Agent (as hereinafter defined), as agent for the Secured Party, certificates for shares of the Pledged Stock, registered in the name of Pledgor, accompanied by stock powers duly executed by Pledgor in blank, with

Pledgor's signature guaranteed by a Medallion Signature Guaranty, together with any documentary tax stamps and any other documents necessary to cause the Secured Party to have a good, valid and perfected first lien on, pledge of and security interest in the Pledged Stock.

         (b) Upon the occurrence and during the continuance of an Event of Default, any or all of the shares of the Pledged Stock may, at the option of the Secured Party, be registered in the name of the Secured Party or in the name of his nominee, and Pledgor hereby covenants that, in such event, upon demand of the Secured Party, Pledgor shall cause the Issuer to effect such registration.

         3.3. Substitution. At the option of Pledgor, Pledgor may at any time deliver to the Secured Party a letter of credit in the face amount equal to the outstanding principal amount of the Secured Notes plus the amount of all unpaid interest thereon scheduled to accrue through the Maturity Date, which letter of credit shall expire not sooner than seven (7) days after the Maturity Date and shall otherwise contain such customary terms, and be issued by such financial institution, as are reasonably acceptable to the Secured Party. Upon receipt by the Secured Party of such letter of credit, (a) the Agent shall promptly, upon notice from Pledgor, deliver to Pledgor all of the Collateral (including, without limitation, the Pledged Stock) then in the possession of the Agent and (b) the Secured Party shall duly assign, transfer and deliver to Pledgor (without recourse and without any representation or warranty) the Collateral then in his possession.

         SECTION 4.  Appointment of Agent/Escrow Agreement.

         The Secured Party shall appoint _________________________ (together with its successors and assigns, the "AGENT") as his agent for the purpose of
(a) retaining physical possession of the certificates representing the Pledged Stock, which may be held (subject to Section 3.2(b) hereof) in the name of the Pledgor, duly endorsed in blank or in favor of the Secured Party or any nominee or nominees of the Secured Party or an agent appointed by the Secured Party, and (b) holding and applying any other Collateral in accordance with the terms of this Agreement. The agreement by which the Agent agrees to serve in such capacity, and any amendments thereof, shall be in form and substance mutually satisfactory to both Pledgor and the Secured Party, and neither Pledgor nor the Secured Party shall enter into any other agreement with the Agent with respect to the subject matter hereof without the prior written consent of the other. The costs and expenses of the Agent shall be paid by Pledgor.

         SECTION 5.  Voting Rights, Dividends and Distributions.

         5.1. Voting Rights. Prior to (a) the occurrence of an Event of Default and (b) the lapse of ten days thereafter, Pledgor shall be entitled to exercise any and all voting and other consensual rights and powers pertaining to the Pledged Stock or any part thereof and the other Collateral; provided, however, that no vote shall be cast or any consent, waiver or ratification given or any action taken which would violate (or cause Pledgor to violate) any of the terms of this Agreement. After the occurrence of an Event of Default, Pledgee shall be the sole Person entitled to vote.

         5.2. No Dividends or Distributions. All dividends and distributions made on or in respect of the Pledged Stock, and any and all cash and other property received in exchange for or redemption of any of the Pledged Stock, shall be delivered to Agent to be held and applied, as part of the Collateral, as set forth in this Agreement.

         SECTION 6.  Remedies on Default.

         6.1.  Sale of Collateral.

         (a) If at any time an Event of Default shall have occurred and be continuing and shall have resulted in acceleration of the maturity of the Secured Obligations, then, in addition to having all of the rights of a secured party upon default under the Uniform Commercial Code as then in effect in any applicable jurisdiction (the "UCC"), the Secured Party may, to the extent permitted by law, without being required to give any notice to Pledgor except as expressly provided below:

                (i) apply any cash held by the Secured Party hereunder in the manner provided in Section 6.2 below; and

                (ii) if there shall be no such cash or if the cash so applied shall be insufficient to pay in full the items specified in such Section 6.2, collect, receive, appropriate and realize upon the Collateral or any part thereof, and sell, assign, contract to sell or otherwise dispose of and deliver the Collateral or any part thereof, in one or more portions, at public or private sale or at any broker's board, on any securities exchange or elsewhere, for cash, upon credit or for future delivery, and at such price or prices as the Secured Party may reasonably deem best, and, subject to Section 6.1(h) hereof, the Secured Party may (except as otherwise provided by law) be the purchaser of any or all of the Collateral so sold and thereafter may hold the same, absolutely, free from any right or claim of whatsoever kind.

         (b) In the event of a sale of the Pledged Stock as aforesaid, the Secured Party is authorized, at any such sale, if the Secured Party deems it advisable so to do in order that such sale may be effected in such manner as to comply with all applicable state and federal securities laws, to restrict the number of prospective bidders or purchasers and/or further restrict such prospective bidders or purchasers to persons who will represent and agree that they are purchasing for their own account, for investment, and not with a view to the distribution or resale of the Pledged Stock, and may otherwise require that such sale be conducted subject to restrictions as to such other matters as the Secured Party may reasonably deem necessary in order that such sale may be effected in such manner as to comply with all applicable state and federal securities laws.
Upon any such sale, the Secured Party shall have the right to deliver, assign and transfer to the purchaser thereof the Pledged Stock so sold.

          (c) Pledgor hereby acknowledges that, notwithstanding that a higher price might be obtained for the Pledged Stock at a public sale than at a private sale or sales, the making of a public sale of the Pledged Stock may be subject to registration requirements under federal and state securities laws and similar other legal restrictions compliance with which would require such actions on the part of Pledgor, would entail such expenses, and would subject the Secured Party, any underwriter through whom the Pledged Stock may be sold and any controlling person of any thereof to such liabilities, as would make a public sale or the Pledged Stock impractical. Accordingly, Pledgor hereby acknowledges that (i) private sales of the Pledged Stock made by the Secured Party in accordance with the provisions of this Section 6.1 may be at prices and on other terms less favorable to the seller than if the Pledged Stock were sold at public sale; and (ii) the Secured Party shall have no obligation to take any steps in order to permit the Pledged Stock to be sold at a public sale.

          (d) Each purchaser or Collateral at any such sale made in accordance with the provisions of this Section 6.1 shall hold the property sold, absolutely, free from any claim or right of whatsoever kind, including any equity or right of redemption of Pledgor. Upon any sale of Collateral by the Secured Party made in accordance with the provisions of this Section 6.1 (whether by virtue of the power or sale herein granted, pursuant to judicial process or otherwise), the receipt of the Secured Party or any agent thereof making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold, and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Secured Party or agent or be answerable in any way for the misapplication or nonapplication thereof. The Secured Party shall give Pledgor not less than ten (10) days' prior written notice of the Secured Party's intention to make any public or private sale of Collateral and Pledgor shall have the right, during the period following receipt of such notice until the date of any public sale specified in such notice, or in the case of any private sale, until such time as the Secured Party shall have entered into an agreement for the sale of Collateral (or any portion thereof), to redeem the Collateral by payment in full of the Secured Obligations and all amounts described in
Section 6.2(a) hereof. Such notice, in case of public sale, shall state the time and place fixed for such sale, and, in case of sale at broker's board, on a securities exchange, or elsewhere, shall state the board, exchange or other location at which such sale is to be made and the day on which the Collateral, or that portion thereof so being sold, will first be offered for sale at such location, and such notice shall be deemed to be reasonable notification of such matters.

          (e) Any public sale of Collateral shall be held at such time or times within the ordinary business hours and at such place or places as the Secured Party may fix in the notice of such sale. Any sale of the Collateral held by the Secured Party may be sold in one lot as an entirety or in parts, as the Secured Party may determine. The Secured Party shall not be obligated to make any sale pursuant to any such notice. The Secured Party may, without notice or publication, adjourn any sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned.
In case of any sale of all or any part of the Collateral on credit or for future delivery, the Collateral so sold may be retained by the Secured Party until the selling price is paid by the purchaser thereof, but the Secured Party shall not incur any liability in case of the failure of such purchaser to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may again be sold upon like notice.

          (f) The Secured Party, instead of exercising the power of sale herein conferred upon him, may proceed by a suit or suits at law or in equity to foreclose this Agreement and sell the Collateral held by the Secured Party, or any portion thereof, under a judgment or decree of court or courts of competent jurisdiction.

          (g) On any sale of the Collateral, the Secured Party is hereby authorized to comply with any limitation or restriction in connection with such sale that the Secured Party may be advised by counsel in writing is necessary in order to avoid any violation of applicable law or in order to obtain any required approval of the purchaser or purchasers by any Governmental Authority or officer or court.

          (h) Notwithstanding anything contained herein to the contrary, the Secured Party hereby agrees (i) not to purchase the Collateral if a third party has made an offer to purchase the Collateral at a price which would repay in full the Secured Obligations and all amounts described in Section 6.2(a) hereof and (ii) that if the Secured Party does purchase the Collateral, he will sell, transfer or otherwise dispose of the Pledged Stock within six (6) months after the date of acquisition thereof.

          (i) If an Event of Default shall have occurred and be continuing, Dart will, at the Secured Party's request, use its reasonable efforts to file a registration statement the form of which is, under the rules and regulations of the Securities and Exchange Commission, suitable for effecting a public offering in which stock constituting any part of the Collateral (hereafter "Stock Collateral") shall be offered for sale and to cause such registration statement to become effective within 120 days after the filing of such registration statement. In connection with such registration of the Stock Collateral:

                (i) Dart shall indemnify and hold harmless each Secured Party and any underwriter (as defined in the Securities Act of 1933, as amended (the "Act")) for such Secured Party from and against any and all losses, damages, liabilities, claims, costs or expenses (each a "Loss" and collectively "Losses"), to which such Secured Party or any such underwriter becomes subject under the Act or otherwise, insofar as such Losses are caused by any untrue statement of any material fact contained in such registration statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; provided, however, that Dart will not be liable in any such case to the extent that any such Losses arise out of or are based upon (A) an untrue statement or omission made in conformity with information furnished by the Secured Party seeking indemnification in writing specifically for use in the preparation of a registration statement or (B) a Secured Party's failure to deliver a copy of the registration statement, prospectus or any amendments or supplements thereto; and

               (ii) Each Secured Party shall indemnify and hold harmless Dart, its officers, directors and agents, each other Secured
         Party, and any underwriter, from and against any and all Losses to which such indemnified person or entity becomes subject under the Act or otherwise which are caused by any untrue statement of any material fact contained in such registration statement, any prospectus contained therein, or any amendment or supplement thereto, or arise out of or are based upon the omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, in each case to the extent that such untrue statement or omission was so made in reliance upon written information furnished by such indemnifying Secured
         Party for use in the preparation of such registration statement.

6.2 Application of Proceeds. The proceeds of any collection, recovery, receipt, appropriation, realization or sale of the Collateral as aforesaid shall be applied as follows:

               (a) First, to the payment of all reasonable costs and expenses of every kind incurred by the Secured Party in connection therewith or incidental to the care, safekeeping or otherwise of any of the Collateral required to be paid by Pledgor hereunder, including, without limitation, reasonable attorneys' fees and expenses;

               (b) Second, to the payment to the Secured Party in satisfaction of the Secured Obligations owed to the Secured Party; and

               (c) Third, to the payment of any surplus then remaining from such proceeds to Pledgor, unless otherwise required by law or directed by a court of competent jurisdiction;

provided, however, that Pledgor shall be liable for any deficiency if such proceeds are insufficient to satisfy all of the Secured Obligations.

         SECTION 7.  Remedies Cumulative.

         Each right, power and remedy of the Secured Party provided for in this Agreement or the Secured Notes or now or hereafter existing at law or in equity or by statute shall be cumulative and concurrent and shall be in addition to every other such right, power or remedy. The exercise or beginning of the exercise by the Secured Party of any one or more of the rights, powers or remedies provided for in this Agreement or the Secured Notes or now or hereafter existing at law or in equity or by statute or otherwise shall not preclude the simultaneous or later exercise by the Secured Party of all such other rights, powers and remedies, and no failure or delay on the part of the Secured Party to exercise any such right, power or remedy shall operate as a waiver thereof.

         SECTION 8.  Duties of the Secured Party.

         The rights conferred on the Secured Party hereunder are solely to protect the Secured Party's interest in the Collateral as security for the Secured Obligations and shall not impose any duty upon the Secured Party to exercise any such rights. The Secured Party shall not have any duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any of the Collateral, except that with respect to the custody, safekeeping and physical preservation of any Collateral in the Secured Party's possession, under Section 9-207 of the UCC or otherwise, the sole duty of the Secured Party shall be to deal with it in the same manner as the Secured Party deals with similar securities and property for the Secured Party's own account. To the fullest extent permitted by law, the Secured Party shall not be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so and shall not be under any obligation to sell or otherwise dispose of any

Collateral upon the request of Pledgor or otherwise. The Secured Party shall be accountable only for amounts that the Secured Party actually receives as a result of the exercise of such powers, and the Secured Party shall not be responsible to Pledgor for any act or failure to act with respect to the Collateral, other than the Secured Party's negligence or willful misconduct.

         SECTION 9.  Further Assurances.

         Pledgor agrees that it will join with the Secured Party in executing and will file and refile under the UCC such financing statements, continuation statements and other documents in such offices as the Secured Party may reasonably deem necessary or appropriate and wherever required or permitted by law in order to perfect and preserve the security interest in the Collateral created hereunder, and hereby authorizes the Secured Party to file financing statements and amendments thereto relative to all or any part of the Collateral without the signature of Pledgor where permitted by law, and agrees to do such further acts and things and to execute and deliver to the Secured Party such additional conveyances, assignments, agreements and instruments as such person may reasonably require or deem advisable to effectuate the purposes of this Agreement or to further assure and confirm unto the Secured Party his rights, powers and remedies hereunder.

         SECTION 10.  Termination; Release.

         Upon the Termination Date (as defined below), this Agreement shall terminate and (a) the Agent, at the request of Pledgor, shall promptly deliver to Pledgor all of the Collateral (including, without limitation, the Pledged Stock) then in the possession of the Agent, and (b) the Secured Party, at the request of Pledgor, shall promptly execute and deliver to Pledgor a proper instrument or instruments acknowledging the satisfaction and termination of this Agreement, and will duly assign, transfer and deliver to Pledgor (without recourse and without any representation or warranty) such of the Collateral as may be in the possession of the Secured Party and as has not theretofore been sold or otherwise applied or released pursuant to this Agreement. As used in this Agreement, the term "TERMINATION DATE" shall mean the date upon which the Secured Notes are paid in full and all other Secured Obligations, if any, then owing shall have been paid in full.

         SECTION 11.  Notices.

         All notices, demands, requests, or other communications which may be or are required to be given, served or sent by any party to any other party pursuant to this Agreement or the Secured Notes shall be in writing and shall be delivered by nationally recognized overnight courier, mailed by first class, registered or certified mail, return receipt requested, postage prepaid, or transmitted by hand delivery, addressed as follows:

         If to the Maker or the Pledgor:

                 Dart Group Corporation
                 3300 75th Avenue
                 Landover, Maryland 20785
                 Attention: Corporate Secretary

         with a copy (which shall not constitute notice) to:

                 Stephen J. Brogan, Esq.
                 Jones, Day, Reavis & Pogue
                 1450 G Street, N.W.
                 Washington, D.C.  20005

         If to the Holder or the Secured Party:

                 Herbert H. Haft
                 2501 30th Street, N.W.
                 Washington, D.C.  20008

         with a copy (which shall not constitute notice) to:

                 Stephen H. Case, Esq.
                 Davis Polk & Wardwell
                 1300 I (Eye) Street, N.W.
                 Washington, D.C.  20005

         If to Agent:

                 -------------------------------------

                 -------------------------------------

                 -------------------------------------

         Each party may designate by notice in writing a new address to which any notice, demand, request or communication may thereafter be so given, served or sent. Each notice, demand, request or communication which shall be given or made in the manner described above shall be deemed sufficiently given or made for all purposes at such time as it is delivered to the addressee (with the return receipt, the delivery receipt or statement of messenger being deemed conclusive, but not exclusive, evidence of such delivery) or at such time as delivery is refused by the addressee upon presentation.

         SECTION 12.  Amendment.

         No amendment, modification or discharge of this Agreement shall be valid or binding unless set forth in writing and duly executed by the party against whom enforcement of the amendment, modification or discharge is sought.

         SECTION 13.  Benefit and Assignment.

         This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

         SECTION 14.  Waiver.

         No delay or failure on the part of any party hereto in exercising any right, power or privilege under this Agreement or under any other instruments given in connection with or pursuant to this Agreement shall impair any such right, power or privilege or be construed as a waiver of any default or any acquiescence therein. No single or partial exercise of any such right, power or privilege shall preclude the further exercise of such right, power or privilege, or the exercise of any other right, power or privilege. No waiver shall be valid against any other party hereto unless made in writing and signed by the party against whom enforcement of such waiver is sought and then only to the extent expressly specified therein.

         SECTION 15.  Severability.

         If any part of any provision of this Agreement shall be invalid or unenforceable in any respect, such part shall be ineffective to the extent of such invalidity or unenforceability only, without in any way affecting the remaining parts of such provision or the remaining provisions of this Agreement.

         SECTION 16.  Governing Law.

         THIS AGREEMENT, THE RIGHTS AND OBLIGATION OF THE PARTIES HERETO, AND ANY CLAIMS OR DISPUTES RELATING THERETO, SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE.

         SECTION 17.  Interpretation.

         All pronouns and any variations thereof of this Agreement shall be deemed to refer to the masculine, feminine, neuter, singular or plural, as the identity of the person or entity may require.

         SECTION 18.  Headings.

         Section headings contained in this Agreement are inserted for convenience of reference only, shall not be deemed to be a part of this Agreement for any purpose, and shall not in any way define or affect the meaning, construction or scope of any of the provisions hereof.

         SECTION 19.  Submission to Jurisdiction.

         PLEDGOR AND THE SECURED PARTY HEREBY SUBMIT TO THE NONEXCLUSIVE JURISDICTION OF A COURT OF RECORD IN THE STATE OF DELAWARE OR IN THE COURTS OF THE UNITED STATES OF AMERICA LOCATED IN THE STATE OF DELAWARE, FOR THE PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. PLEDGOR AND THE SECURED PARTY IRREVOCABLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION WHICH THEY MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

         SECTION 20.  Execution.

         This Agreement may be executed in as many counterparts as may be required, and it shall not be necessary that the signatures of, or on behalf of, each party, or that the signatures of all persons required to bind any party, appear on each counterpart; but it shall be sufficient that the signature of, or on behalf of, each party, or that the signatures of the persons required to bind any party, appear on one or more of the counterparts. All counterparts shall collectively constitute a single agreement.

         IN WITNESS WHEREOF, Pledgor and the Secured Party has executed or caused this Secured Notes Pledge and Security Agreement to be duly executed as of the date first above written.

[SEAL]                                         DART GROUP CORPORATION
Attest:

By:                                            By:
  ------------------------------                  -----------------------------
   Corporate Secretary                             Name:
                                                   Title:

                              SECURED PARTY


                              --------------------------------
                              Herbert H. Haft

DISTRICT OF COLUMBIA          ) SS:

         I, ________________________________, Notary Public in and for the
jurisdiction aforesaid, do hereby certify that _____________________________, who is personally well known to me as the person named as _________________ of Dart Group Corporation, party to the foregoing Secured Notes Pledge and Security Agreement bearing date the _______ day of ______________, 1997, personally appeared before me in said jurisdiction, and as said _______________ and by virtue of the authority vested in him/her, acknowledged said Secured Notes Pledge and Security Agreement to be the act and deed of said corporation, and that he/she delivered the same as such.

         Witness my hand and official seal this _____ day of ______________, 1997.

                               ------------------------------------
                               Notary Public

(Notarial Seal)                My Commission Expires


DISTRICT OF COLUMBIA           ) SS:

         I, ________________________________, Notary Public in and for the
jurisdiction aforesaid, do hereby certify that Herbert H. Haft, who is personally known to me, party to the foregoing Secured Notes Pledge and Security Agreement bearing date the _______ day of ______________, 1997, personally appeared before me in said jurisdiction, and acknowledged said Secured Notes Pledge and Security Agreement to be his act and deed, and that he delivered the same as such.

         Witness my hand and official seal this _____ day of ______________, 1997.


                              ------------------------------------
                              Notary Public

(Notarial Seal)               My Commission Expires

                                                                      SCHEDULE A
                                                         (to Secured Note Pledge
                                                         and Security Agreement)

                                 PLEDGED STOCK

  A. Initial Pledged Stock. The Pledged Stock securing the obligations of the Pledgor to Secured Party shall initially consist of certain of the outstanding and issued common stock of Pledgor and Trak Auto Corporation, a Delaware corporation ("TRAK") (or if Dart shall have sold any part of Trak, then SFW Holding Corp. ("SFWH"), which Pledged Stock is owned by Pledgor, as follows:

      Pledged Stock                                                  Issuer

      1.  $20,000,000 worth of shares of common stock of              Trak
          Trak (or SFWH) (or such greater amount as may be required to comply with applicable laws and regulations); and

      2.  122,247 shares of Class A Common Stock of                  Pledgor
          Pledgor.

  B. Adjustments to Pledged Stock. On the first business day of each month following the date of the Agreement until the Secured Notes are paid in full (each such date being a "DETERMINATION DATE"), Pledgor shall deliver by fax to Pledgee a written statement of Pledgor's determination of the Collateral Value (as defined below). If (1) on any Determination Date the Collateral Value is not equal to the Required Collateral Valuation Amount (as defined below) and (2) HHH has not sent to Pledgor sooner than the fifth business day after such first business day a written objection as to Pledgor's determination of value, then on the sixth business day after such Determination date:

          (i) if the Collateral Value is less than the Required Collateral Valuation Amount, Pledgor shall deliver to the Security Perfection Agent certificates evidencing such additional number of shares of common stock of Trak registered in the name of Pledgor (duly endorsed for transfer or accompanied by signed stock powers (in either case, with signatures guaranteed by Medallion Signature Guaranty)) as shall be necessary for the Collateral Value as of such Determination Date to equal the Required Collateral Valuation Amount; provided, however, that Pledgor shall not be obligated to deliver more than 3,962,246 shares of the common stock of Trak as collateral for any obligations of Pledgor to Secured Party whether arising under this Agreement, the Secured Notes, any other agreement or promissory note, or otherwise; and

         (ii) if the Collateral Value as of any Determination Date is greater than the Required Collateral Valuation Amount, the Security Perfection Agent shall return to Pledgor certificates evidencing such number of shares of common stock of Trak (together with any endorsements or other stock powers as shall have been delivered in connection with such common stock by Pledgor) as shall be necessary for the Collateral Value as of such Determination Date to equal the Required Collateral Valuation Amount.

  C. Certain Definitions. For purposes of this Schedule A, the following terms shall have the meanings set forth below:

          (i) "COLLATERAL VALUE" for any Determination Date shall be an amount equal to the sum of 100% of the aggregate value of the shares of common stock of Trak constituting a part of the Pledged Stock, determined by reference to the average of the closing bid/asked prices as reported on the NASDAQ (or any other national securities exchange) for the thirty (30) trading days immediately prior to such Determination Date; plus the value of any cash constituting a part of the Collateral.

         (ii) "REQUIRED COLLATERAL VALUATION" means an amount equal to 200% (or such higher percentage, if any, as may at any time be required by applicable law or regulation) of the then aggregate principal amount outstanding under the Secured Note.





                                       2